                                                                  Exhibit 10.29






                          CADENCE DESIGN SYSTEMS, INC.

                                   401(k) PLAN





















                                    Amended and Restated Effective July 1, 1995


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
                    CADENCE DESIGN SYSTEMS, INC. 401(k) PLAN
                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE 1           DEFINITIONS AND CONSTRUCTION............................................................     3
ARTICLE 2           ELIGIBILITY AND PARTICIPATION...........................................................    13
ARTICLE 3           401(k) CONTRIBUTIONS....................................................................    14
ARTICLE 4           ROLLOVER CONTRIBUTIONS AND VOLUNTARY
                    CONTRIBUTIONS...........................................................................    21
ARTICLE 5           COMPANY AND PROFIT SHARING CONTRIBUTIONS................................................    21
ARTICLE 6           MATCHING CONTRIBUTIONS..................................................................    22
ARTICLE 7           INVESTMENT OPTIONS......................................................................    28
ARTICLE 8           PARTICIPANTS' ACCOUNTS AND ALLOCATION
                    OF TRUST INCOME OR LOSS.................................................................    28
ARTICLE 9           ALLOCATION OF CONTRIBUTIONS.............................................................    30
ARTICLE 10          VESTING.................................................................................    31
ARTICLE 11          SERVICE.................................................................................    33
ARTICLE 12          DISTRIBUTION OF BENEFITS UPON TERMINATION...............................................    36
ARTICLE 13          LOANS...................................................................................    44
ARTICLE 14          IN-SERVICE WITHDRAWALS BY PARTICIPANTS..................................................    46
ARTICLE 15          BENEFICIARIES...........................................................................    48
ARTICLE 16          DESIGNATION OF NAMED FIDUCIARY..........................................................    49
ARTICLE 17          TRUST FUND AND TRUSTEE..................................................................    52
ARTICLE 18          AMENDMENT AND TERMINATION...............................................................    52
ARTICLE 19          ASSIGNMENTS.............................................................................    54
ARTICLE 20          CLAIMS PROCEDURE........................................................................    54
ARTICLE 21          TOP HEAVY PROVISIONS....................................................................    56
ARTICLE 22          MISCELLANEOUS...........................................................................    59


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
                          CADENCE DESIGN SYSTEMS, INC.
                                   401(k) PLAN

         The ECAD, Inc. Cash or Deferred Profit Sharing Plan was originally established effective January 1, 1984 and was revised effective January 1, 1985. Effective June 1, 1988, as a result of the merger of ECAD, Inc. and SDA Systems, Inc. and the subsequent renaming of the corporation, the name of the ECAD, Inc. Cash or Deferred Profit Sharing Plan was changed to the Cadence Design Systems, Inc. Cash or Deferred Profit Sharing Plan (the "Prior Plan"). Effective as of January 1, 1989, Cadence Design Systems, Inc., a Delaware corporation (the "Employer"), renamed, amended and restated the Prior Plan as the Cadence Design Systems, Inc. 401(k) Plan (the "Plan"). Since this last amendment and restatement, the Plan has been further amended several times. Effective as of July 1, 1995, unless specifically provided otherwise, the Employer hereby again amends and restates the Plan in its entirety. The Plan is established for the purpose of (a) providing the employees with an opportunity to accumulate funds for their retirement, or (b) for the payment of death benefits for their dependents and beneficiaries. The Plan is a profit sharing plan which is intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and has a tax-deferred retirement savings feature which is intended to satisfy the requirements of section 401(k) of the Code.

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

     1.1 Definitions. The following words and phrases as used in this Plan shall have the following meanings unless a different meaning is clearly required by the context:

          (a) "Account(s)" shall mean a Participant's 401(k) Account, Rollover Account, Profit Sharing Account and Company Contribution Account, Matching Account, and Voluntary Account or any one of such Accounts as the context may require.

          (b) "Adjustment Factor" shall mean the cost of living adjustment prescribed by the Secretary of the Treasury under section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

          (c) "Beneficiary" shall mean the person or persons entitled under the provisions of this Plan to receive benefits after the death of a Participant.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Company" shall mean Cadence Design Systems, Inc., a Delaware corporation.

          (g) "Committee" shall mean the Plan's administrative committee referred to in Article 16.

          (h) "Company Contribution Account" shall mean that Account of a Participant to which Company Contributions and Top Heavy Contributions made on behalf of such Participant shall be allocated.

          (i) "Company Contributions" shall mean the contributions made by the Company pursuant to Article 5 hereof.

          (j) "Compensation" shall mean for any Plan Year:

               (1) (A) For purposes of making 401(k) contributions and matching contributions made by a Participant under the Plan, Compensation shall have the meaning set forth in paragraph 3.1 (c).

                    (B) For purposes of making all other contributions permitted or required under the Plan, Compensation shall have the meaning set forth in subparagraph (A), (B), (C), (D) or (E) of paragraph 1.1(j)(2), as the Committee shall elect. The Committee may elect to include a Participant's 401(k) Contributions and/or salary reduction contributions made to any plan maintained by the Company or a Related Company which is a cafeteria plan as defined by section 125 of the Code in any definition of Compensation which may be used each Plan Year.

               (2) For all other purposes under the Plan, and except as otherwise expressly provided in the Plan, Compensation shall have the meaning set forth in paragraphs (A), (B), (C), (D) or (E) as the Committee shall elect each year.

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
                    (A) (1) Compensation as defined in section 415(c)(3) of the Code, which shall include all of the following:

                         (a) The Employee's wages, salaries, fees for
professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expense allowances under a non-accountable plan as described in Regulation 1.162-2(c)).

                         (b) In the case of an Employee who is an employee
within the meaning of section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in section 401(c)(2) of the Code and the regulations thereunder).

                         (c) Amounts described in section 104(a)(3), 105(a) and
105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Employee.

                         (d) Amounts paid or reimbursed by the Employer for
moving expenses incurred by an Employee, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by the Employee under section 217 of the Code.

                         (e) The value of a non-qualified stock option granted
to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and

                         (f) The amount includable in the gross income of an
Employee upon making the election described in section 83(b) of the Code.

                         Items (a) and (b) above shall include foreign earned
income (as defined in section 911(b) of the Code), whether or not excludable from gross income under section 911(b) of the Code. Compensation in items (a) and (b) above shall be determined without regard to the exclusions from income under sections 931 and 933 of the Code.

                    (2) For the purposes of subparagraph (a)(i) above, "Compensation" shall exclude the following:

                         (a) Contributions made by the Employer to a plan of
deferred compensation to the extent that, before the application of the Code's section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension plan described in section 408(k) of the Code are not considered as Compensation for the taxable year in which contributed. Additionally, any distributions from a plan of deferred compensation are not considered as Compensation for purposes of section 415 of the Code, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as Compensation for, purposes of section 415 of the Code in the Plan Year such amounts are includable in the gross income of the Employee.

                         (b) Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see section 83 of the Code and the Regulations thereunder).

                         (c) Amounts realized from the sale, exchange or other
disposition of stock acquired under a qualified stock option.

                         (d) Other amounts which receive special tax benefits,
such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the employee).

                         (3) Compensation (as defined in subparagraph (A)(1)
above) shall be Compensation actually paid or made available to an Employee within the Plan Year.

                    (B) Compensation as defined in section 415(c)(3) of the Code and Treasury Regulation section 1.415-2(d)(10), which shall include Compensation as defined in paragraph (A) above except that the items of Compensation listed in items (b) through (f) of subparagraph (A)(1) shall be excluded.

                    (C) Compensation for reporting purposes under sections 6041, 6051 and 6052 of the Code, which shall include all wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an Employee by his Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code. At the discretion of the Committee, this definition of Compensation may be modified to exclude amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under section 217 of the Code. Compensation under this subparagraph must be determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

                    (D) Compensation for tax withholding under section 3401(a) of the Code, which shall include wages as defined in section 3401(a) of the Code for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

                    (E) Safe harbor alternative definition of Compensation under section 414(s). Compensation shall mean Compensation as defined in subparagraphs
(A), (B), (C) or (D) above, reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

               (3) For purposes of this paragraph 1.1(j), the following special rules shall apply:

                    (A) For all purposes under the Plan:

                         (1) "Compensation" shall include Compensation paid to
any Employee prior to the time the Employee becomes a Participant in the Plan.

                         (2) For Plan Years beginning on or after January 1,
1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for any Plan Year shall not exceed $150,000 or, if greater, the maximum dollar amount specified in Code section 401(a)(17), as adjusted for increases in the cost-of-living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

                         In determining the Compensation of a Participant for
purposes of this limitation, the rules of Code section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted annual Compensation limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined prior to the application of this limitation.

                    (B) At the discretion of the Committee, "Compensation" of all Employees under section 1.1(j)(2) may be modified to include all of the following types of contributions and all of the following types of deferred compensation:

Employer on behalf of its Employees that are not includable in gross income under section 125, section 402(e)(3), section 402(h) and section 403(b) of the Code;

                         (2) Compensation deferred under an eligible deferred
compensation plan within the meaning of section 457(b) (deferred compensation plans of state and local governments and tax-exempt organizations); and

                         (3) Employee contributions (under governmental plans)
described in section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

                    (C) At the discretion of the Committee, Compensation under section 1.1 (h)(2) for all Highly Compensated Employees may be modified to exclude any portion of the Compensation of some or all of such Highly Compensated Employees.

                    (D) "Compensation" shall include all amounts paid by a Related Company which has adopted the Plan.

               (k) "Effective Date" of the Plan, as amended and restated herein, shall mean January 1, 1989.

               (l) "Eligible Employee" shall mean every Employee except any Employee (1) who is not a non-resident alien, and who receives no earned income (within the meaning of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code), (2) who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, which agreement does not specifically provide for coverage of such Employee under the Plan, (3) who is a leased employee as defined in section 414(n)(2) of the Code, or, (4) who performs services for any division of the Company that maintains its own plan.

               (m) "Employee" shall mean a person currently employed by the Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Employer, as well as any other person qualifying as a common law employee of the Employer. Notwithstanding any other provision of the Plan, for purposes of the requirements listed in section 414(n)(3) of the Code, the term "Employee" shall include leased employees within the meaning of section 414(n)(2) of the Code; provided, however, that if such leased employees constitute less than 20% of the Employer's Non-Highly compensated workforce within the meaning of section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in section 414(n)(5) of the Code.

               (n) "Employer" shall mean the Company and any Related Company which adopts the Plan with the consent of the Company.

               (o) "Entry Dates" shall mean January 1, April 1, July 1, and October 1 of each Plan Year and effective January 1, 1995, the first day of the first full calendar month on or after the Eligible Employee's commencement of service as an Employee.

               (p) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               (q) "Family Members" shall mean a Participant's spouse, lineal ascendants or descendants, and the spouses of such lineal ascendants or descendants.

               (r) "401(k) Account" shall mean that Account of a Participant to which 401(k) Contributions made on behalf of such Participant shall be credited.

               (s) "401(k) Contributions" shall mean the contribution made by the Employer on behalf of a Participant pursuant to Article 3 hereof.

               (t) "Highly Compensated Employee" shall mean:

                    (1) Any Employee who, during the current Plan Year or the 12-month period immediately preceding the current Plan Year:

                         (A) Was at any time a 5% owner, as defined in section
416(i)(1)(A)(iii) of the Code;

                         (B) Received compensation in excess of $75,000
(adjusted for the Adjustment Factor);

                         (C) Received compensation in excess of $50,000
(adjusted for the Adjustment Factor) and was in the top twenty percent (20%) of Employees, ranked on the basis of compensation for such Plan Year; or

                         (D) Was at any time an officer, within the meaning of
section 416(i) of the Code, and received compensation greater than fifty percent (50%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Plan Year.

                    (2) Notwithstanding any other provision in the Plan, subparagraphs (1)(B), (1)(C) or (1)(D) above shall not apply to an Employee for the current Plan Year unless:

                         (A) Such Employee was a Highly Compensated Employee for
the preceding 12-month period by application of subparagraphs (1)(B), (1)(C) or
(1)(D) above; or

                         (B) Such Employee is a member of the group of the 100
Employees paid the greatest compensation for the current Plan Year.

                    (3) For purposes of subparagraph (1)(D) above, no more than 50 Employees (or, if lesser, the greater of three Employees or ten percent (10%) of Employees) shall be treated as officers. If, for any Plan Year, no officer is described in subparagraph (1)(D), the highest paid officer of the Employer for such Plan Year shall be treated as described in subparagraph (1)(D).

                    (4) For purposes of this paragraph 1.1(t), a former Employee shall be treated as a Highly Compensated Employee if:

                         (A) Such Employee was a Highly Compensated Employee
when such Employee separated from service; or

                         (B) Such Employee was a Highly Compensated Employee at
any time after attaining age 55.

                    (5) For purposes of determining Highly Compensated Employees under subparagraphs (1)(C) and (1)(D), the Employees described in section 414(q)(8) of the Code shall be excluded.

                    (6) For purposes of this paragraph 1.1(t), compensation shall be defined as in paragraph 1.1(j), except that compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the Employee's gross income under section 125, 402(a)(8), 402(h)(1)(B) or 403(b) of the Code.

                    (7) If the Employer is eligible under section 414(q)(12)(B) of the Code to elect to determine Highly Compensated Employees pursuant to the method described in section 414(q)(12)(A) of the Code, then for purposes of determining the Highly Compensated Employees of such Employer, subparagraph
(1)(B) above shall be applied by substituting "$50,000" for "75,000," and subparagraph (1)(C) above shall not apply.

                    (8) For purposes of this paragraph 1.1(t), the Employer and any Related Company shall be treated as a single Employer of an Employee.

                    (9) Notwithstanding any other provision in the Plan, the Employer may elect to determine Highly Compensated Employees on the basis of the "calendar year calculation election" set forth in the regulations promulgated under the Internal Revenue Code.

                    (10) Notwithstanding any other provision in the Plan, the determination of Highly Compensated Employees shall be made in accordance with section 414(q) of the Code and the regulations promulgated thereunder.

               (u) "Investment Manager" means (1) any fiduciary (other than a Trustee or named fiduciary as specified in Article 16) who has the power to manage, acquire, or dispose of any assets of the Plan; (2) who is (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is a bank, as defined in that Act; or (iii) is an insurance company qualified to perform services described in subparagraph (1) of this paragraph 1.1(u) under the laws of more than one State; and (3) who has acknowledged in writing that he is a fiduciary with respect to the Plan.

               (v) "Matching Account" shall mean that Account of the Participant to which Matching Contributions made on behalf of such Participant shall be credited.

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
               (w) "Matching Contributions" shall mean the contributions made by the Employer on behalf of a Participant pursuant to Article 6 hereof.

               (x) "Non-Highly Compensated Employee" shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member.

               (y) "Normal Retirement Date" shall mean the date the Participant attains his sixty-fifth (65th) birthday.

               (z) "Participant" shall mean any Eligible Employee who has become a participant in this Plan in accordance with the provisions of Article 2 and whose participation has not terminated.

               (aa) "Plan" shall mean the Cadence Design Systems, Inc. 401(k) Plan as set forth herein and any amendments hereto.

               (bb) "Plan Year" shall mean a twelve-month period beginning on January 1 and ending on December 31. A "limitation year," as that term is used in section 415 of the Code and the Treasury regulations issued thereunder, shall have the same meaning as "Plan Year."

               (cc) "Profit Sharing Account" shall mean that Account of a Participant to which Profit Sharing Contributions allocated to such Participant shall be credited.

               (dd) "Profit Sharing Contributions" shall mean the contributions made by the Employer pursuant to Article 5 hereof.

               (ee) "Related Company" shall mean any organization which is either (i) a member of a controlled group of corporations (as determined for purposes of section 414(b) of the Code) of which the Employer is a member, (ii) a member of a group of trades or businesses (whether or not incorporated) which are under common control with the Employer (as determined for purposes of section 414(c) of the Code), or (iii) is a member of an affiliated service group within the meaning of section 414(m) of the Code, of which the Employer is also a member.

               (ff) "Rollover Account" shall mean that Account of the Participant to which Rollover Contributions made by such Participant shall be credited.

               (gg) "Rollover Contributions" shall mean contributions made by a Participant pursuant to Article 4 hereof.

               (hh) "Service" shall have the meaning set forth in Article 11 hereof.

               (ii) "Top-Heavy Contributions" shall mean the contributions made by the Employer pursuant to Article 21.4 hereof.

               (jj) "Top-Heavy Plan" shall have the meaning set forth in Article
21.1 hereof.

               (kk) "Total Disability" shall mean a physical or mental condition resulting from a bodily injury or disease or mental disorder which renders the Participant incapable of continuing in the employment of the Employer and which has continued for at least six (6) months. The total and permanent disability of any

Participant shall be determined by the Employer in accordance with uniform principles consistently applied and upon the basis of such evidence as the Employer deems necessary and desirable but which shall always include medical evidence from at least one licensed physician.

               (ll) "Trust" shall mean the legal entity created by the Trust Agreement as part of the Plan.

               (mm) "Trust Agreement" shall mean that trust agreement entered into between the Employer and Trustee effective as of January 1, 1989 (Amended effective 1/1/90, First Amendment), as such may be amended from time to time.

               (nn) "Trust Fund" shall mean all property and income held by the Trustee under the Trust Agreement.

               (oo) "Trustee" shall mean the original Trustees named in the Trust Agreement, and any duly appointed successor.

               (pp) "Valuation Date" shall mean March 31, June 30, September 30, and December 31 of each Plan Year and such other date as may be designated as provided in Article 8.7 for the revaluation of Participants' Accounts.

               (qq) "Voluntary Account" shall mean that account of a Participant to which nondeductible employee contributions made by a Participant prior to January 1, 1990, under the terms of the Gateway Design Automation Corporation 401(k) Profit Sharing Plan shall be credited.

     1.2 Construction. All matters respecting the validity, effect, interpretation and administration of the Plan shall be determined in accordance with ERISA, and to the extent allowed by ERISA, in accordance with the laws of the State of California; provided, however, that if any provision is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified employees' profit sharing plan which incorporates a qualified cash or deferred arrangement within the meaning of the Code (including section 401(k) of the Code) and ERISA, or corresponding provisions of subsequent federal revenue laws.

     1.3 Gender and Number. As used in the Plan, the masculine, feminine or neuter gender and the singular or plural number shall each be allowed to include the others whenever the context so indicates.

     1.4 Headings. All headings used in the Plan are inserted for convenience of reference only and do not constitute part of the Plan.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

     2.1 Commencement of Participation.

          (a) Each participant of the Prior Plan shall become a Participant of this Plan.

          (b) Effective as of April 1, 1989, each Employee shall become a Participant on the first Entry Date occurring on or after the date he first begins employment or on the date occurring on or after the date on which the Employee becomes an Eligible Employee, whichever is later.

          (c) Notwithstanding anything in this paragraph 2.1 to the contrary, an Employee shall not become an Eligible Employee with respect to Company Contributions and Profit Sharing Contributions if such Employee is not receiving base compensation or wages from a domestic Employer.

     2.2 Termination of Participation. Participation in the Plan continues until a Participant terminates his employment by reason of retirement, death, Total Disability, or for any other reason.

     2.3 Participation Upon Re-employment. Any Employee who was previously a Participant in the Plan and whose participation has terminated for any reason and who is subsequently rehired shall become a Participant on the first day on which the Employee resumes employment or on which the Employee becomes an Eligible Employee, whichever occurs later. Upon becoming a Participant, the rehired Employee shall be entitled to designate that 401(k) Contributions be made to the Plan beginning as of the next following Entry Date.

                                    ARTICLE 3
                              401(k) CONTRIBUTIONS

     3.1 Deferral Authorization.

          (a) Each Participant may designate a whole percentage of his compensation which is not less than one percent (1%) nor more than twenty percent (20%) for each Plan Year, which amount shall not be paid to the Participant but shall, for each pay period during which the authorization is in effect, be withheld from the Participant's compensation and contributed to his 401(k) Account as provided herein.

          (b) A Participant may initially authorize 401(k) Contributions by filing such enrollment form or otherwise providing such authorization as the Committee may specify at least fifteen (15) days prior to the Entry Date on which such authorization is to be effective. A Participant's 401(k) Contributions designation shall remain in effect until suspended or modified as provided in Articles 3.5 and 3.6.

          (c) A participant's compensation shall include salary, bonuses, overtime, commissions, 401(k) Contributions, and car allowances, but shall not include salary reduction contributions to any plan maintained by the Company or a Related Company which is a cafeteria plan as defined by Section 125 of the Code, or any other payments not specifically included above.

     3.2 Annual Limitation on Deferrals. Notwithstanding any other provision of the Plan, no Participant shall be permitted to have 401(k) Contributions made to the Plan on his behalf during any calendar year in excess of $7,000, multiplied by the Adjustment Factor, or such other amount as may be permitted by law.

     3.3 Distribution of Excess Deferrals.

          (a) Notwithstanding any other provision of the Plan, Excess Deferrals and income allocable thereto shall be distributed no later than each April 15 to Participants who claim such Excess Deferrals for the preceding calendar year. For purposes of this Article 3.3, "Excess Deferrals" shall mean the amount of 401(k) Contributions for a calendar year that the Participant allocates to the Plan pursuant to the claim procedure set forth in subsection (b) below.

          (b) A Participant's claim for Excess Deferrals shall be in writing; shall specify the amount of the Participant's Excess Deferrals for the applicable calendar year; shall be submitted to the Committee no later than March 1 immediately following the close of the applicable calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, shall exceed the limit imposed on the Participant by section 402(g) of the Code for the applicable calendar year.

          (c) A Participant's Excess Deferrals shall be adjusted for income or loss, which shall be determined by multiplying the total amount of income or loss allocable to the Participant's 401(k) Account for the applicable calendar year by a fraction, the numerator of which shall be the Participant's Excess Deferrals and the denominator of which shall be the balance in the Participant's 401(k) Account on the last day of the applicable calendar year.

          (d) The Excess Deferrals which would otherwise be distributed to a Participant pursuant to this Article 3.3 shall be reduced by the amount of Excess Contributions previously distributed to such Participant for the Plan Year, in accordance with regulations promulgated by the Secretary of the Treasury.

     3.4 All Contributions Deemed Employer Contributions. Except as applicable law may otherwise require, contributions made pursuant to the Participant's designation under Article 3.1 shall be deemed to be Employer contributions to the Plan.

     3.5 Cessation and Resumption of 401(k) Contributions.

          (a) A Participant may cease 401(k) Contributions at any time by filing with the Committee an Enrollment Form or by communicating with the Committee in such other manner as the Committee may authorize, which shall be effective as soon thereafter as may be administratively feasible. A Participant who has ceased making 401(k) Contributions may resume making 401(k) Contributions as of any Entry Date thereafter upon filing a new Enrollment Form which complies with the provisions of Article 3.1(b), provided the Participant is otherwise eligible to participate in the Plan on that date.

          (b) If the Participant ceases to be an Eligible Employee, all 401(k) Contributions made on his behalf shall be suspended immediately, but he shall be eligible to have 401(k) Contributions made on his behalf resumed on the first Entry Date occurring on or after the date on which he again becomes an Eligible Employee.

     3.6 Change in 401(k) Contributions. A Participant may change the percentage of 401(k) Contributions effective as of any Entry Date by filing an Enrollment Form with the Committee or by communicating with the Committee in such other manner as the Committee may authorize, prior to the date such change is to be effective, which form shall specify the increase or decrease in 401(k) Contributions desired.

     3.7 Actual Deferral Percentage Limitation.

          (a) In order that the Plan comply with the requirements of section 401(k) of the Code, the 401(k) Contributions made for each Plan Year must satisfy one of the following tests:

               (1) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

               (2) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-Highly

Compensated Employees for the Plan Year multiplied by 2, provided that the Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees by more than 2 percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative test with respect to any Highly Compensated Employee.

          (b) For purposes of this Article 3.7, the following definitions shall apply:

               (1) "Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Deferral Percentages of the Participants in a group.

               (2) "Deferral Percentage" shall mean the ratio (expressed as a percentage) that a Participant's 401(k) Contributions made during a Plan Year bears to the Participant's compensation for such Plan Year.

          (c) For purposes of this Article 3.7, the following special rules shall apply:

               (1) The Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have elective deferral contributions allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by the Company shall be determined as if all such elective deferrals were made under a single arrangement.

               (2) The Deferral Percentages of any Participant under two or more arrangements described in section 401(k) of the Code that are maintained by the Company or a Related Company shall be determined as if all elective deferrals made by any Participant were made under a single arrangement, if the arrangements are treated as a single plan for purposes of meeting the requirements of sections 401(a)(4) and 410(b) (other than section
410(b)(2)(A)(ii)) of the Code.

               (3) For purposes of determining the Deferral Percentage of a Participant who is a Highly Compensated Employee and is either a 5% owner as defined in Article 21.5(3)(a) or one of the ten most Highly Compensated Employees of the Employer, the 401(k) Contributions and compensation of such Participant shall include the 401(k) Contributions and compensation of Family Members, and such Family Members shall be disregarded in determining the Deferral Percentages for Participants who are Non-Highly Compensated Employees.

               (4) As provided in and in accordance with the regulations promulgated by the Secretary of the Treasury, the Committee may, in its sole discretion, elect to take into account Matching Contributions and qualified non-elective contributions, as described in section 401(m) of the Code, made on behalf of a Participant under the Plan or any other plan of the Company, for purposes of determining such Participant's Deferral Percentage only if such contributions are nonforfeitable when made and distributable only under the following circumstances:

                    (A) The Employee's retirement, death, Total Disability or separation from service:

                    (B) The termination of the Plan without the establishment of a successor plan;

                    (C) The Employee's attainment of age 59-1/2 or, for Plan Years beginning before 1989, the Employee's hardship:

                    (D) The sale or other disposition by the Company or a Related Company to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to employees who continue employment with the acquiring corporation;

                    (E) The sale or other disposition by the Company or a Related Company of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to employees who continue employment with the subsidiary. Non-elective contributions which may be treated as 401(k) Contributions must satisfy these requirements without regard to whether they are actually taken into account as 401(k) Contributions; and

                    (F) Any distribution pursuant to subparagraph 4(b), (d) or
(e) of this section 32.7(c) must be a lump sum distribution (as defined in section 401(k)(10)(B)) of the Participant's vested interest within one taxable year.

               (5) The Committee shall maintain such records as are necessary to demonstrate compliance with the requirements of section 3.7(a), including the extent to which Matching Contributions and qualified non-elective contributions are taken into account for purposes of determining a Participant's Deferral Percentage.

               (6) The determination and treatment of the 401(k) Contributions and Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               (7) 401(k) Contributions shall relate to a Participant's Compensation that either would have been received by the Participant during the Plan Year but for the Participant's election to make 401(k) Contributions or is attributable to services performed by the Participant during the Plan Year and, but for the Participant's election to make 401(k) Contributions, would have been received by the Participant within two and one-half months after the close of the Plan Year.

     3.8 Avoidance and Distribution of Excess Contributions.

          (a) In order that the Plan shall comply with the requirements of section 401(k) of the Code and the regulations thereunder, at any time in a Plan Year the Committee (in its sole discretion) may reduce for the remainder of that Plan Year the rate of 401(k) Contributions authorized by any Participant who is a Highly Compensated Employee, or the Committee may require that any Highly Compensated Employee

Participant discontinue all 401(k) Contributions for the remainder of that Plan Year. Such a reduction or discontinuance may be applied selectively to individual Highly Compensated Employee Participants or to a particular class of Highly Compensated Employee Participants, as the Committee may determine. Upon the close of the Plan Year, or on such earlier date as the Committee may determine, this Article 3.8 shall automatically cease to apply until the Committee again determines that a reduction or discontinuance of 401(k) Contributions is required for any Highly Compensated Employee Participant.

          (b) Notwithstanding any other provision of the Plan, Excess Contributions and income allocable thereto shall be distributed to Participants no later than the end of the Plan Year following the Plan Year in which such Excess Contributions were made. To the extent the Committee shall elect to do so, such Excess Contributions and income allowable thereto may be distributed within the first 2-1/2 months of a Plan Year to Participants on whose behalf such Excess Contributions were made during the preceding Plan Year.

               (i) For purposes of this Article 3.8(b), and Article 3.8(c), "Excess Contributions" shall mean the excess of:

                    (A) The aggregate amount of 401(k) Contributions contributed on behalf of Highly Compensated Employees who were Participants during a Plan Year, over

                    (B) The maximum amount of 401(k) Contributions permitted under Article 3.7 for such Plan Year, which shall be determined by reducing the amount of 401(k) Contributions contributed on behalf of Participants who were Highly Compensated Employees during such Plan Year in order of their Deferral Percentages, beginning with the highest of such Deferral Percentages.

               (ii) The income allocable to Excess Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year for which the Excess Contributions were made, and the allocable gain or loss for the period between the end of such Plan Year and the date of distribution, as determined as follows:

                    (A) The income allocable to a Participant's Excess Contributions for a Plan Year shall be determined by multiplying the total income for the Plan Year allocable to the Participant's 401(k) Contributions (including amounts treated as 401(k) Contributions) by a fraction, the numerator of which shall be the Participant's Excess Contributions, and the denominator of which shall be the total balance of the Participant's 401(k) Account (including amounts treated as 401(k) Contributions) as of the end of the Plan Year, reduced by the gain allocable to such Account for the Plan Year, and increased by the loss allocable to such Account for the Plan Year.

                    (B) The allocable income shall include income for the period between the end of the Plan Year for which the Excess Contributions were made, and the date on which the corrective distribution is made to the Participant. For purposes of calculating the allocable income for this period, the Committee, in its sole discretion, shall select one of the two following methods, provided that the method selected shall be applied on a uniform and nondiscriminatory basis for all Participants with Excess Contributions:

                         (1) The "fractional method," under which the income for
the period between the end of the Plan Year and the last day of the month preceding the distribution date shall be multiplied by a fraction determined under the method described in Article 3.8(b)(ii)(A) above, or

                         (2) The " 10% method," under which 10% of the allocable
income determined pursuant to Article 3.8(b)(ii)(A) above shall be multiplied by the number of calendar months that have elapsed between the end of the Plan Year and the distribution date. For purposes of determining the number of calendar months under the 10% method, a distribution made on or before the fifteenth day of a month shall be treated as having been made on the last day of the preceding month and a distribution occurring after the fifteenth day of a month shall be treated as having been made on the first day of the following month.

                    (iii) For purposes of this Article 3.8(b), if the Highly Compensated Employee's Deferral Percentage is determined by combining the 401(k) Contributions and compensation of all Family Members pursuant to Article 3.7(c)(2), then the maximum amount of 401(k) Contributions permitted is determined in accordance with the leveling method set forth above in Article 3.8(b)(i)(B), and the Excess Contributions for the Family Members are allocated among the Family Members in proportion to their 401(k) Contributions.

                    (iv) The Excess Contributions which would otherwise be distributed to a Participant pursuant to this Article 3.8 shall be reduced by the amount of Excess Deferrals distributed to such Participant, in accordance with regulations promulgated by the Secretary of the Treasury. (Redesignated effective 1/1/89, Third Amendment)

                    (v) If Excess Contributions and allocable income for a Plan Year are not corrected by distribution before the close of the first 2-1/2 months of the following Plan Year, the Employer shall be subject to a 10% excise tax on the amount of such Excess Contributions, pursuant to section 4979 of the Code. Such excise tax shall be due at the same time as the Employer's income tax for its taxable year with or within which the Plan Year ends.

     3.9 Contributions Held in Trust. The amount of 401(k) Contributions contributed by the Employer on the Participant's behalf shall be transferred to the Trustee, or such other depository as the Committee may designate, as soon as it is reasonable to do so and in no event later than thirty (30) days following the close of the month in which such 401(k) Contributions were deducted from a Participant's Compensation.


                                   ARTICLE 4
               ROLLOVER CONTRIBUTIONS AND VOLUNTARY CONTRIBUTIONS

     4.1 Rollovers. Notwithstanding any other provision hereof, subject to the consent of the Committee, the Trustee shall be authorized to accept assets from a person who is an Eligible Employee provided the transfer of such assets to this Plan was initiated by such Eligible Employee and qualifies as a rollover contribution within the meaning of sections 402(c) and 408(d)(3) of the Code. Any assets so transferred on behalf of an Eligible Employee shall be deposited in the Trust and allocated to the Eligible Employee's Rollover Account.

     4.2 Voluntary Contributions. Effective January 1, 1990, Voluntary Contributions made by a Participant prior to January 1, 1990 under the terms of the Gateway Design Automation Corporation 401(k) Profit Sharing Plan shall be held in the Participant's Voluntary Account separate from any other contributions under the Plan and any allocable forfeitures. No additional Voluntary Contributions shall be made to such Account or the Plan.

                                    ARTICLE 5
                    COMPANY AND PROFIT SHARING CONTRIBUTIONS

     5.1 Authorization of Company Contributions and Profit Sharing Contributions. For each Plan Year, the Employer may contribute to the Plan as a Company Contribution or a Profit Sharing Contribution on behalf of each Participant described in Article 2.1 (a) and (b) such amount as shall be determined by the Board in its sole discretion; provided, however, that in no event shall the Employer contribute for any Plan Year an amount which, when added to the total amount of 401 (k) Contributions and Matching Contributions, if any, made for such Plan Year, is in excess of the amount which the Employer will be permitted to deduct on its federal income tax return for such Plan Year as a contribution to the Plan, in accordance with the provisions of section 404 of the Code. If the Board determines to make a Company Contribution or a Profit Sharing Contribution for only a portion of a Plan Year. then only the Participant's Compensation for such portion of such Plan Year shall be taken into account.

     5.2 Payment of Contributions.

          (a) A Company Contribution, if any, for any Plan Year shall be paid in cash by the Employer to the Trustee or such other depository as the Committee may designate, on a quarterly basis. In such case. only the Compensation received by the Participant during the preceding calendar quarter shall be taken into account.

          (b) A Profit Sharing Contribution, if any, for any Plan Year may be paid in cash by the Employer to the Trustee or such other depository as the Committee may designate in one or more installments as the Board, it its sole discretion, shall determine.

                                    ARTICLE 6
                             MATCHING CONTRIBUTIONS

         6.1 Authorization of Matching Contributions. If authorized by the Board, for each matching period specified by the Board, the Employer shall contribute an amount specified by the Board on behalf of each Participant who has made 401(k) Contributions during such matching period and who is employed on the last day of the matching period to each Participant's Matching Account.

         The Matching Contributions required to be made by the Employer under this Article 6 for any Plan Year shall be reduced by the amount of forfeitures which occurred during such Plan Year or prior Plan Years and which are not otherwise required to be restored pursuant to Article 10.

     6.2 Actual Contribution Percentage Limitation.

          (a) In order that the Plan comply with the requirements of section 401(m) of the Code, the Matching Contributions made for each Plan Year must satisfy one of the following tests:

               (1) The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Fiscal Year multiplied by 1.25; or

               (2) The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by 2, provided that the Actual Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees by more than 2 percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternate test with respect to any Highly Compensated Employee.

          (b) For purposes of this Article 6.2, the following definitions shall apply:

               (1) "Actual Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Participants in a group.

               (2) "Contribution Percentage" shall mean the ratio (expressed as a percentage) that the Matching Contributions made on behalf of a Participant during the Plan Year bears to the Participant's Compensation for such Plan Year.

          (c) For purposes of this Article 6.2, the following special rules shall apply:

               (1) The Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have matching contributions or elective deferral contributions allocated to his account under two or more plans described in section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Company or a Related Company shall be determined as if all such contributions were made under a single plan or arrangement.

               (2) For purposes of determining the Contribution Percentage of a Participant who is a Highly Compensated Employee and is either a 5% owner as defined in 1.1(t) or one of the ten most Highly Compensated Employees of the Company, the Matching Contributions and the Compensation of such Participant shall include the Matching Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Contribution Percentages for Participants who are Non-Highly Compensated Employees.

               (3) A Participant's compensation shall be as defined in 1.1(j) except that compensation shall include 401(k) Contributions to the Plan and salary reduction contributions to any plan maintained by the Company or a Related Company which is a cafeteria plan as defined by section 125 of the Code.

               (4) The Contribution Percentages of any Participant under two or more arrangements described in section 401(m) of the Code that are maintained by the Company or a Related Company shall be determined as if all Matching Contributions were made under a single arrangement, if the arrangements are treated as a single plan for purposes of meeting the requirements of sections 401(a)(4) and 410(b) (other than section 410(b)(2)(A)(ii)) of the Code.

               (5) As provided in, and in accordance with, the regulations promulgated by the Secretary of the Treasury, the Committee may, in its sole discretion, elect to take into account elective deferrals and qualified non-elective contributions made on behalf of a Participant under the Plan or any other plan of the Company for purposes of determining such Participant's Contribution Percentage only if such contributions are nonforfeitable when made and distributable only under the following circumstances:

                    (a) The Employee's retirement, death, Total Disability or separation from service;

                    (b) The termination of the Plan without establishment of a successor plan:

                    (c) The Employee's attainment of age 59-1/2 or, for Plan Years beginning before 1989, the Employee's hardship:

                    (d) The sale or other disposition by the Company or a Related Company to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to employees who continue employment with the acquiring corporation; and

                    (e) The sale or other disposition by the Company or a Related Company of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary. Non-elective contributions which may be treated as Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Matching Contributions.

                    (f) Any distribution pursuant to subparagraphs (5)(b), (d) or (e) of this Section 6.2(c)(5) must be a lump sum distribution (within the meaning of section 401(k)(10)(B)) of the Participant's vested interest within one taxable year.

               (6) The Committee shall maintain such records as are necessary to demonstrate compliance with the requirements of Section 6.2(a) including the extent to which elective contributions and qualified non-elective contributions are taken into account for purposes of determining a Participant's Contribution Percentage

               (7) The determination and treatment of the Matching Contributions and Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     6.3 Distribution or Forfeiture of Excess Matching Contributions

          (a) Notwithstanding any other provision of the Plan, in the event neither of the special tests described in Section 6.2 can be satisfied, then the Excess Aggregate Contributions of certain Highly Compensated Employees for a Plan Year shall be corrected by distribution of such Excess Aggregate Contributions and allocable income to any Participant with Excess Aggregate Contributions for such Plan Year. Distribution must be made, if administratively feasible, within the first 2-1/2 months of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made; provided, however, that in no event shall distribution occur later than the end of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Aggregate Contributions and allocable income. Such distributions shall be in compliance with Section 401(a)(4) of the Code.

          (b) In order to correct the Excess Aggregate Contributions of Participants who are Highly Compensated Employees, the methods of correction described in Section 6.3(a) must be accomplished on an Employee-by-Employee basis. The Excess Aggregate Contributions for certain Participants who are Highly Compensated Employees shall be reduced as follows: the first such reduction shall be made by reducing the Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage to the Contribution Percentage of the Highly Compensated Employee with the second highest Contribution Percentage. If the requirements of Section 6.2 are not satisfied by this first reduction. then the Contribution Percentages of the two Highly Compensated Employees with the highest Contribution Percentages shall be reduced to the Contribution Percentage of the Highly Compensated Employee with the third highest Contribution Percentage. The reduction in Contribution Percentage shall be repeated in the same manner until the requirements of Section 6.2 are satisfied for such Plan Year.

          (c) For purposes of this Article 6.3 and Article 22.3 hereof, "Excess Matching Contributions" shall mean the excess of:

               (1) The aggregate amount of the Matching Contributions made on behalf of Participants who are Highly Compensated Employees during a Plan Year, over

               (2) The maximum amount of the Matching Contributions permitted for such Plan Year under Article 6.2 hereof, which maximum amount shall be determined by reducing the Matching Contributions made on behalf of Participants who are Highly Compensated Employees during such Plan Year in order of their Contribution Percentages, beginning with the highest of such Contribution Percentages.

          (d) The income allocable to Excess Matching Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year for which the Excess Matching Contributions were made, and the allocable gain or loss for the period between the end of such Plan Year and the date of distribution or forfeiture, determined in accordance with the method set forth in Article 3.8(b)(ii), except that "Excess Matching Contributions," "Matching Contributions," and "Matching Contributions Account" shall be substituted for "Excess Contributions," "401(k) Contributions," and "401(k) Account," respectively.

          (e) Notwithstanding any other provision of the Plan, no forfeitures arising under this Article 6.3 shall be reallocated to the Account of any Highly Compensated Employee.

          (f) For purposes of this Article 6.3, if the Highly Compensated Employee's Contribution Percentage is determined by combining the Matching Contributions and compensation of all Family Members pursuant to Article 6.2(c)(2), then the maximum amount of Matching Contributions permitted is determined in accordance with the leveling method set forth above in Article 6.3(b)(2), and the Excess Matching Contributions for the Family Members are allocated among the Family Members in proportion to their Matching Contributions.

     6.4 Payment of Contributions. Matching Contributions shall be paid in cash by the Employer to the Trustee. Matching Contributions shall be made within a reasonable amount of time after the end of the matching period to which they relate.

     6.5 Multiple Use of Alternative Limitation.

          (a) In order for the Plan to comply with the requirements of sections 401(k) and 401(m) of the Code, the Plan must satisfy the tests set forth in Articles 3.7(a) and 6.2(a). However, the Employer must avoid the multiple use of the alternative limitation as set forth in Articles 3.7(a)(2) and 6.2(a)(2) with respect to Highly Compensated Employees.

          (b) For purposes of this Article 6.5, a multiple use of the alternative limitation is present when all of the following conditions occur:

               (1) One or more Highly Compensated Employees of the Employer are eligible to participate in a cash or deferred arrangement subject to section 401(k) of the Code, and in the plan maintained by the Employer subject to section 401(m) of the Code;

               (2) The sum of the Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under such arrangement subject to section 401(k) of the Code and Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under such plan subject to section 401(m) of the Code exceeds the Aggregate Limit;

               (3) The Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to section 401(k) of the Code exceeds 125 percent of the Actual Deferral Percentage of the entire group of eligible Non-Highly Compensated Employees; and

               (4) The Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under such plan subject to section 401 (m) of the Code exceeds 125 percent of the Actual Contribution Percentage of the entire group of eligible Non-Highly Compensated Employees.

          (c) For purposes of the this Article 6.5, the Aggregate Limit is defined as the greater of:

               (1) The sum of:

                    (A) 125 percent of the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

                    (B) Two (2) percentage points plus the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage; or

               (2) The sum of:

                    (A) 125 percent of the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

                    (B) Two (2) percentage points plus the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage.

          (d) For purposes of this Article 6.5, the term "Relevant" Actual Deferral Percentage and term "Relevant" Actual Contribution Percentage mean the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible group of Non-Highly Compensated Employees.

          (e) In the event a multiple use of the alternative limitation as described in Article 6.5(b) is present, such multiple use shall be corrected by reducing the Actual Contribution Percentage of the Highly Compensated Employees so that the combined Actual Deferral Percentage and the Actual Contribution Percentage does not exceed the Aggregate Limit. The required reduction shall be treated as an Excess Matching Contribution as described in Article 6.3(b). The method of correct to be used to reduce the Actual Contribution Percentage shall be the method as set forth in Article 6.3(b)(2).

                                    ARTICLE 7
                               INVESTMENT OPTIONS

     7.1 Investment Election. Each Participant may elect in writing to have amounts credited to such Participant's Accounts invested in such investment funds as the Committee shall from time to time determine. The Committee shall establish such rules and procedures for making and changing investment elections as it shall deem appropriate; provided, however, that such rules and procedures shall be communicated to Participants and shall be applied in a uniform and nondiscriminatory manner. Unless an effective investment direction is made by the Participant, all such contributions shall be invested in a fixed interest-type account as determined by the Committee or such other account as determined by the Committee.

                                    ARTICLE 8
                      PARTICIPANTS' ACCOUNTS AND ALLOCATION
                             OF TRUST INCOME OR LOSS

     8.1 401(k) Accounts. A separate 401(k) Account shall be established and maintained for each Participant who has authorized 401(k) Contributions. Such 401(k) Account shall be credited with the Participant's 401(k) Contributions and Trust income allocable thereto, and shall be charged with distributions therefrom and any Trust losses allocable thereto.

     8.2 Rollover Account. A separate Rollover Account shall be established and maintained for each Eligible Employee making a Rollover Contribution to the Plan pursuant to Article 4 which shall be credited with such Rollover Contribution and the Trust Income allocable thereto and shall be charged with distributions therefrom and Trust losses allocable thereto.

     8.3 Company Contribution Account. A separate Company Contribution Account shall be established and maintained for each Participant who is entitled to an allocation of Company Contributions pursuant to Article 9.2 hereof. Such Company Contribution Account shall be credited with Company Contributions, and any Trust income allocable thereto, and shall be charged with distributions therefrom and any Trust losses allocable thereto.

     8.4 Profit Sharing Account. A separate Profit Sharing Account shall be established and maintained for each Participant who is entitled to an allocation of Profit Sharing Contributions pursuant to Article 9.2 hereof. Such Profit Sharing Account shall be credited with Profit Sharing Contributions, and any Trust income allocable thereto, and shall be charged with distributions therefrom and any Trust losses allocable thereto.

     8.5 Matching Account. A separate Matching Account shall be established and maintained for each Participant on whose behalf the Employer has made Matching Contributions. Such Matching Account shall be credited with Matching Contributions and any Trust income allocable thereto, and shall be charged with distributions therefrom and any Trust losses allocable thereto.

     8.6 Voluntary Account. A separate Voluntary Account shall be established and maintained for each Participant who has made Voluntary Contributions, pursuant to Article 4.2 which shall be credited with such Voluntary Contributions and the Trust income allocable thereto and shall be charged with distributions therefrom and Trust losses allocable thereto.

     8.7 Valuation Dates. Within sixty (60) days after the end of each calendar quarter and within sixty (60) days after the removal or resignation of the Trustee, the Trustee shall value the assets of the Trust on the basis of fair market value as of the close of such calendar quarter of the Plan Year (or the close of the shorter period ending with such resignation or removal) and such date shall be a Valuation Date. The Committee may also direct the Trustee to value the assets of the Trust or any portion thereof on the basis of fair market value as of any other date and such day shall also be deemed a Valuation Date with respect to the assets so revalued.

     8.8 Allocation of Trust Income or Loss. As of any Valuation Date, the net Trust income or loss (including appreciation or depreciation of the Trust Fund, whether realized or unrealized), shall be allocated to the Accounts of Participants in proportion to the balances of such Accounts as of the most recent Valuation Date, after making such adjustments as may be appropriate to reflect contributions or distributions which were made subsequent to the preceding Valuation Date. In making such allocation, the income and loss of the portion of the Trust Fund invested in any separate fund designated authorized by the Committee under Article 7, shall be valued separately on each Valuation Date and the net Trust income or loss attributable to each fund shall be allocated among Participants' Accounts on a segregated basis. Income on any Participant loan made pursuant to Article 13 shall be credited to the Account(s) of the Participant who has obtained such a loan.

                                    ARTICLE 9
                           ALLOCATION OF CONTRIBUTIONS

     9.1 Allocation of 401(k) Contributions. Any 401(k) Contributions made by the Employer on behalf of a Participant shall be allocated to that Participant's 401(k) Account as of a date no later than the last day of the Plan Year for which such 401(k) Contributions were made.

     9.2 Allocation of Company Contributions and Profit Sharing Contributions. Any Company Contributions made by the Employer shall be allocated to the Company Contribution Accounts of Participants who are Eligible Employees on the date such Company Contributions were made. Any Profit Sharing Contributions made by the Employer shall be allocated to the Profit Sharing Accounts of Participants who are Eligible Employees on the date such Profit Sharing Contributions were made. Notwithstanding the foregoing, (i) any Company Contributions for any quarter in the Plan Year shall only be made with respect to an Eligible Employee on the first day of such quarter and (ii) Company Contributions with respect to the last quarter in any Plan Year and Profit Sharing Contribution shall be allocated to the Company Contribution Accounts and Profit Sharing Contribution Accounts of Participants who are Eligible Employees on the last day of such Plan Year. Such allocations shall be made in the proportion that each such Participants Compensation bears to the Compensation of all such Participants for the quarter or the Plan Year as the case may be.

     9.3 Allocation of Matching Contributions. Any Matching Contributions made by the Employer on behalf of a Participant shall be allocated to that Participant's Matching Account as of the last day of the period for which such Matching Contributions are made; provided, however, that the Participant is an Eligible Employee on the last day of such matching period.

                                   ARTICLE 10
                                     VESTING

     10.1 401(k) Accounts, Rollover Accounts, Voluntary Accounts and Company Contribution Accounts. The full amount credited to a Participant's 401(k) Account, Rollover Account, Voluntary Account and Company Contribution Account, if any, shall be one hundred percent (100%) vested and nonforfeitable at all times.

     10.2 Profit Sharing Accounts and Matching Accounts.

          (a) The full amount credited to a Participant's Profit Sharing Account and MATCHING Account shall be deemed fully vested and nonforfeitable when the Participant attains his Normal Retirement Date, or when the Participant terminates employment by reason of death or Total Disability. Any amounts attributable to a Participant's Matching Contributions and Profit Sharing under
Article 5.2(b) for the Plan Year in which the Participant terminates employment after his Normal Retirement Date or by reason of death or Total Disability shall be fully vested at the time of such contribution.

          (b) Amounts credited to a Participant's Profit Sharing Account and Matching Account shall vest and be nonforfeitable in accordance with the following schedule:

                  Years of Service                   Percentage Vested
                  ----------------                   -----------------
                  less than 1                                 0%
                  1                                           25%
                  2                                           50%
                  3                                           75%
                  4                                           100%

          (c) For the purposes of determining a Participant's Years of Service, all of the Participant's Service with the Employer shall be taken into account, except that in the case of a Participant who has five consecutive One Year Breaks in Service, Years of Service thereafter shall not be taken into account for purposes of determining the vested portion of a Participant's Profit Sharing Account or Matching Account which accrued before such five consecutive One Year Breaks in Service.

     10.3 Forfeitures.

          (a) In the event a Participant terminates employment when such Participant is less than 100% vested in his Matching Account or Profit Sharing Account, the portion of the Participant's Accounts that is not vested shall be allocated to a suspense account as of the date on which the Participant terminates employment. If a former Participant is not rehired before he or she has 5 consecutive One Year Breaks in Service. the balance in the suspense account shall be applied as follows:

               (1) First, to reduce the Employer's Matching Contributions, if any, for the matching periods during the Plan Year;

               (2) Next, if amounts remain in such suspense account after the application of paragraph (1) above, to reduce the Employer's Profit Sharing Contributions, if any, for the Plan Year; and

               (3) Next, if amounts remain in such suspense account after the application of paragraphs (1) and (2) above, to reduce the Employer's Profit Sharing Contributions, if any, for the Plan Year.

     If any amounts remain in such suspense account as of the end of the Plan Year after the application of paragraphs (1), (2), and (3) above, such amounts shall be carried forward and applied in the next succeeding Plan Year in accordance with this subsection (a). Any such amounts remaining upon Plan termination shall be allocated among Participants as a Profit Sharing Contribution.

          (b) If a former Participant is reemployed before he has 5 consecutive One Year Breaks in Service, an amount equal to the balance in the suspense account (unadjusted for income or loss) shall be restored to the Participant's Accounts, in accordance with the following rules:

               (1) In the event a former Participant did not receive a distribution of the vested portion of his Accounts, the balance in the suspense account shall be credited to the Participant's Accounts as of his reemployment date.

               (2) In the event a former Participant received a distribution of the vested portion of his Account(s), the balance in the suspense account shall be maintained as a separate subaccount of the Participant's Account(s). The vested amount of such separate subaccount shall be determined by applying the following formula:

                      Vested amount = P(AB + (RxD)) - (RxD)

     For purposes of applying the formula, P is the vested percentage in accordance with this Article 10 at the date of determination; AB is the Account balance at the date of determination; D is the amount of the distribution previously made; and R is the ratio of the Account balance at the date of determination to the Account balance immediately following the prior distribution. The date of determination is any date on which the Participant's vested amount in such separate subaccount is determined.

          (c) If a former Participant is not rehired before he has 5 consecutive One Year Breaks in Service, the balance in the suspense account shall be forfeited permanently and applied as discussed in paragraph (a).

          (d) Such amounts as may be required under this Article 10.3 to restore any Participant's Accounts shall be restored first from the suspense account established pursuant to subsection (a) above, and next, to the extent necessary, from additional contributions of the Employer for such Plan Year.

          (e) If the Plan is terminated, all rights to forfeiture restoration shall lapse as to any former Participant who has not resumed employment before such Plan termination unless (1) the Participant has elected pursuant to Article 12 to retain his vested interest in the Plan, and (2) the Participant has not incurred 5 consecutive One Year Breaks in Service prior to termination.

                                   ARTICLE 11
                                     SERVICE

     11.1 Year of Service. A Participant shall be credited for each Year of Service determined in accordance with the provisions of Articles 11.2 and 11.3.

     11.2 Service Definitions. The following words and phrases as used in Articles 10 and 11 shall have the following meanings, unless a different meaning is clearly required by the context:

          (a) "Hours of Service" shall mean:

               (1) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or a Related Company for the performance of duties during the applicable computation period. These hours shall be credited to the Employee for the Plan Year or computation period in which the duties are performed.

               (2) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or a Related Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), leaves of absence, layoff, jury duty, or military service. Payments made or due under a plan maintained by the Company or a Related Company solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or to reimburse the Employee for medical or medically related expenses shall not be considered as payments by the Company or Related Company for purposes of this
Article 11.2. Notwithstanding the foregoing, however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period in which the Employee performs no duties. The number of Hours of Service for which no duties are performed and the computation period to which they relate shall be determined in accordance with the Department of Labor Regulations section 2530.200b-2(b) and (c) or similar superseding regulations.

               (3) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or a Related Company. The number of hours for which back pay is attributable shall be determined in accordance with Department of Labor Regulations section 2530.200b-2(b). These hours shall be credited to the Employee for the Plan Year or computation period in which the award, agreement, or payment pertains, rather than the Plan Year or computation period in which the award, agreement, or payment is made. No hours shall be credited under this subparagraph (3) if the same hours have been credited under subparagraphs (I) or (2) above.

               (4) Except as otherwise provided in this Article 11.2, for all purposes of determining Hours of Service under the Plan, each Employee shall be credited with actual Hours of Service.

          (b) "One Year Break in Service" shall mean a Plan Year during which a Participant is credited with 500 Hours of Service or less. For all purposes hereunder, a One Year Break in Service shall be deemed to have occurred as of the last day of the Plan Year in which such One Year Break in Service occurred. If an Employee is absent from work for any period by reason of (A) pregnancy of the Employee, (B) the birth of a child of the Employee, (C) the placement of a child with the Employee, in connection with the adoption of such child by such Employee, or (D) care provided for such child by the Employee for a period beginning immediately following such birth or placement, the Employee shall not be treated as having incurred a One Year Break in Service in the Plan Year in which such absence begins. However, if the Employee would not otherwise have suffered a One Year Break in Service during the Plan Year in which the absence begins, the Employee shall not be treated as having incurred a One Year Break in Service in the immediately following Plan Year. The Administrative Committee may require, as a condition of receiving such maternity or paternity leave credit, that such Employee furnish timely information to establish that the absence from work is for reasons referred to above and to establish the number of days for which there was such an absence.

          (c) "Year of Service" shall mean a Plan Year during which an Employee is credited with not less than 1,000 Hours of Service.

     11.3 Notwithstanding any other provision in this Article 11, any Employee who was employed by Tangent Systems Corporation ("Tangent") prior to the merger of Tangent and the Company shall be credited with all service with Tangent prior to the merger in accordance with Article 11.2.

     11.4 Effective January 1, 1990, notwithstanding any other provisions in this Article 11, any Employee who was employed by Gateway Design Automation Corporation ("Gateway") prior to the merger of Gateway and the Company shall be credited with all service with Gateway prior to the merger in accordance with
Article 11.2.

     11.5 Effective July 1, 1992, notwithstanding any other provisions in this
Article 11, any Employee who was employed by Valid Logic Systems ("Valid") prior to the merger of Valid and the Company shall be credited with all service with Valid prior to the merger in accordance with Article 11.2.

     11.6 Effective July 1, 1992, notwithstanding any other provisions in this
Article 11, any Plan participant who was employed by Valid prior to the merger of Valid and the Company, which merger was effective December 31, 1991, shall hold a vested account balance in the Plan no less than the balance held in the Valid Logic Systems Savings and Retirement Plan at the time of the merger of the two Plans.

     11.7 Effective October 1, 1994, notwithstanding any other provisions in this Article 11, any Employee who was employed by Redwood Design Automation, Inc. ("Redwood") prior to the acquisition of Redwood as a wholly-owned subsidiary of the Employer will be credited with all service with Redwood prior to the acquisition in accordance with Article 11.2.

     11.8 Effective March 1, 1995, notwithstanding any other provisions in this
Article 11. any Employee who was employed by the Rancho Bernardo division of Unisys ("Unisys") prior to the purchase of assets of Unisys will be credited with all service with Unisys prior to the purchase in accordance with Article 11.2.

     11.9 Effective September 1, 1994, notwithstanding any other provisions in this Article 11, any Employee who was employed by Comdisco Systems, Inc. ("Comdisco") prior to the purchase of assets of Comdisco will be credited with all service with Comdisco prior to the purchase in accordance with Article 11.2.

                                   ARTICLE 12
                    DISTRIBUTION OF BENEFITS UPON TERMINATION

     12.1 Methods of Payment of Distributions.

          (a) When a Participant terminates employment, the balance in the Participant's Accounts shall be distributed in one of the following methods, as selected by the Participant:

               (1) In cash in a single distribution of the entire balance then standing in the Participant's Accounts; or

               (2) Payments in installments as nearly equal as possible over a period of 5, 10 or 15 years, but in no event over a period exceeding the Participant's life expectancy or the joint life expectancy of the Participant and his or her designated Beneficiary. In no event shall the present value of any installment payments to be paid to the Participant be less than fifty percent (50%) of the present value of the payments to be made to the Participant and his Beneficiaries.

               (3) Effective January 1, 1990, with respect only to Participants who were participants in the Gateway Design Automation Corporation 401(k) Plan which was merged into this Plan, in an annuity form of benefit. If a Participant elects such annuity form of benefit pursuant to this subparagraph, his distribution shall be made pursuant to Article 12.6. The annuity form of benefit shall not be available if the value of the Participant's vested Accounts is not in excess of $3,500 (and at the time of any prior distribution had not exceeded $3,500).

     If the Participant does not select a method of payment pursuant to this
Article 12.1, payment shall be made in one lump sum.

     If a Participant has elected to receive benefit payments in installments, such Participant may thereafter elect to receive the remaining balance of his Accounts in a single distribution.

          (b) If distribution of a Participant's benefit commences and the Participant dies before his entire benefit has been distributed to him, the remaining portion of his benefit shall be distributed in accordance with the distribution method being utilized on the date of his death. If a Participant dies before benefit payments commence, then the Employer shall distribute such Participant's Accounts to the Participant's Beneficiary in cash in a single lump sum as soon as is administratively feasible, provided such distribution shall be made within five (5) years after the date of death of such Participant. Notwithstanding the foregoing, however, if the Participant has in effect a distribution election providing for payment of benefits to a Beneficiary in installments not exceeding the life expectancy of the Beneficiary, and further providing that distributions are to commence not later than one (1) year after the date of the Participant's death, the benefits shall be distributed as provided in such election.

     12.2 Amounts Available for Distribution. The value of the Participant's Accounts shall be determined based on the Valuation Date coincident with or next following the Participant's termination of employment.

     12.3 Timing of Payment of Distributions.

          (a) Distribution of the balance then standing in the Participant's Accounts shall be made or commenced as soon as administratively feasible after the value of such Participant's Accounts is determined pursuant to Article 12.2, except that if the value of the Participant's Account exceeds $3,500 (or at the time of any prior distribution exceeded $3,500) no distribution shall be made prior to the Participant's Normal Retirement Date without the prior written consent of the Participant and, when applicable, the Participant's spouse.

          (b) Notwithstanding any other provision of the Plan, distribution of the vested amount credited to a Participant's Account shall be made or commenced no later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

               (1) The Participant's Normal Retirement Date;

               (2) The 10th anniversary of Participant's commencement of participation in the plan; or

               (3) The Participant's termination of employment with the Company.

          (c) Notwithstanding any other provision herein to the contrary, benefit payments shall begin by the April 1 immediately following the end of the calendar year in which the Participant attains age 70-1/2 years, whether or not he or she is an Employee. Any distribution made or commenced under this Section 12.3(c) shall, beginning with the year in which the Participant attains age 70-1/2, be not less than the quotient obtained by dividing (1) the Participant's vested Account balance as of the last Valuation Date of the preceding year by
(2) the applicable divisor as determined under the incidental benefit requirement of Code section 401(a)(9).

          (d) The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her

Beneficiary may not be recomputed manually.

          (e) Payment to a Beneficiary must either:

               (1) be completed by the end of the calendar year that contains the fifth anniversary of the Participant's death or

               (2) begin by the end of the calendar year that contains the first anniversary of the Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

                    (i) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age 70-1/2, payment to his or her beneficiary must be made at least as rapidly as provided in the Participant's distribution election:

                    (ii) If the surviving spouse is the Beneficiary, payments need not begin until the end of the calendar year in which the Participant would have attained age 70-1/2 and must be completed within the spouse's life or life expectancy; and

                    (iii) If the Participant and the surviving spouse who is the Beneficiary die (A) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age 70-1/2 and (B) before payments have begun to the spouse, the spouse shall be treated as the Participant in applying these rules.

          (f) If the amount of a required distribution cannot be ascertained by the date the distribution is to be made, or it is not possible to make such distribution because the Committee has been unable to locate the Participant after making reasonable efforts to do so, a distribution retroactive to the required commencement date may be made no later than 60 days after the earliest date on which the amount of such distribution can be ascertained under the Plan or the date on which the Participant is located, whichever is applicable.

     12.4 Deferred Distributions. When the distribution to a terminated Participant is deferred because such terminated Participant does not consent to an early distribution as required by Article 12.3, then such terminated Participant's Accounts shall be invested in accordance with the Participant's investment option under the Plan. Except as provided in Article 13.1, no terminated Participant shall be eligible for a loan pursuant to Article 13 or a financial hardship withdrawal in accordance with Article 14.1.

     12.5 No Liability. Any payment to a Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Employer, any of whom may require such Participant, legal representative or Beneficiary as a condition precedent to such payment to execute a receipt therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be. The Employer does not guarantee the Trust, the Participants, or their legal representatives or Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this Plan. All of the benefits payable hereunder shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

     12.6 Payment of Benefit in the Form of Annuities. Effective January 1, 1990, if a Participant elects an annuity form of benefit pursuant to Article
12.1 (a)(3), the benefits provided by the Plan shall be distributed as follows:

          (a) (1) Married Participants. The benefits under the Plan for a Participant who is married on the date the benefit payments commence, shall be in the form of a qualified joint and survivor annuity, payable in equal monthly installments, commencing on the Participant's Normal Retirement Date, or such earlier date as the Participant may elect which is after such Participants' termination of employment, for the life of the Participant with a survivor annuity for the life of the spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. This qualified joint and survivor annuity shall be the Actuarial Equivalent of the value of the Participant's vested Accounts determined as of the Valuation Date coinciding with or next following the Participant's termination of employment. For purposes of this Section 12.6, any marriage requirement for the Participant and his or her spouse is limited to the one-year period ending on the date the benefit payments commence. The Plan will treat a Participant and his or her spouse who are married on the date benefit payments commence as having been married during the one-year period ending on that date provided they remain married for one year. Notwithstanding, if the Participant and his or her spouse do not remain married for one year, the spouse loses any survivor benefit rights and any amount paid to the Participant will not be retroactively corrected. For purposes of this Section 12.6, "Actuarial Equivalent" shall mean a payment or series of payments mathematically equivalent to another amount based on consistently applied reasonable actuarial assumptions selected by the Employer, if such assumptions do not result in discrimination in favor of Employees who are Highly Compensated Employees.

               (2) Unmarried Participants. If a Participant has not been married for at least one year on the date benefit payments commence, and does not have a former spouse or spouses who is/are entitled to survivor annuity benefits under a qualified domestic relations order as provided in Article 22.4 the benefits under the Plan for such Participant shall be in the form of a life annuity, payable in equal monthly installments, commencing on the Participants' Normal Retirement Date, or such earlier date after termination of employment as the Participant may elect, for the life of the Participant. This life annuity shall be the Actuarial Equivalent of the value of the Participants' vested Accounts determined as of the Valuation Date coinciding with or next following the Participants' termination of employment. Any Participant who has elected an annuity form of benefit, may at any time prior to the annuity starting date, revoke such election and elect to have benefits paid in one of the options set forth in Article 12.1(a), subject, however, to the provisions of Article 12.6(c).

          (b) Death Benefits. Upon the death of a Participant who has elected an annuity form of benefit pursuant to Article 12.1(a)(1), his or her Beneficiary shall be entitled to receive a death benefit determined as follows:

               (1) The death benefits, if any, payable upon the death of any Participant who is receiving (or has received) retirement benefits under the Plan will depend upon whether the particular form of annuity which such Participant is receiving (e.g., life annuity or joint and survivor annuity) provides for any survivor or other death benefits and shall be paid in accordance with the form of benefit which such Participant had been receiving.

               (2) If a Participant who has not begun to receive payments under the Plan either dies while in active service of the Employer, or separates from service with vested benefits and thereafter dies before the annuity starting date, the surviving spouse, if any, and the Beneficiary of the Participant shall be entitled to a death benefit determined as follows:

                    (A) If the Participant has been married for at least one (1) year at the time of his death, the Participant's surviving spouse shall be entitled to a qualified preretirement survivor annuity for the life of such surviving spouse which annuity shall be the Actuarial Equivalent of the amount equal to the value of fifty percent (50%) of the deceased Participant's vested Accounts as of the date of such Participant's death. Notwithstanding the foregoing however, the surviving spouse of a deceased Participant may elect, in lieu of receiving the qualified preretirement survivor annuity, to have fifty percent (50%) of the Participant's vested Accounts paid in one of the options as set forth in Article 12.1 (a). Any such election shall comply with the requirements of Article 12.6(c).

                    (B) A death benefit will be paid to the Participant's Beneficiary in an amount equal to the Participant's vested benefits at the time of the Participant's death reduced by any amount payable to a surviving spouse pursuant to Article 12.6(b)(2)(A), above. The Beneficiary may elect, with respect to any death benefit paid pursuant to this provision, that the benefit be paid in one of the options as set forth in Article 12.1 (a).

          (c) Revocation of Election. A Participant who has elected an annuity form of benefit and the spouse or former spouse of a deceased Participant who is entitled to a qualified preretirement survivor annuity, may elect to have benefits paid in one of the options set forth in Article 12.1(a), subject to the provisions of this Article 12.6(c).

               (1) The election to waive the qualified joint and survivor annuity must be made within the 90-day period ending on the annuity starting date.

               (2) The election by the Participant to waive the qualified preretirement survivor annuity may be made or revoked at any time after the first day of the Plan Year in which the Participant attains age 35 years, but it shall become irrevocable on the Participant's death.

               (3) The election by the Participant's spouse to waive the qualified preretirement survivor annuity may be made any time prior to the annuity starting date.

               (4) Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the waiver; (ii) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a representative of the Plan or a notary public. Additionally, a Participant's waiver of a qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). The spousal consent requirement may be waived by the Committee if there is no spouse or the spouse cannot be located, or for such other reasons authorized in applicable Treasury Regulations.

               (5) Any consent by a spouse obtained under Article 12.6(c)(4) (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.

               (6) The Committee shall furnish each Participant with an explanation of the Plan's qualified joint and survivor annuity provisions, the Participant's rights to waive such qualified joint and survivor annuity, the effect of such waiver, a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan, the right of a Participant's spouse to consent to such waiver, and the right to make, and the effect of a revocation of waiver. This explanation shall be furnished no less than 30 days and no more than 90 days prior to the annuity starting date and in the manner required under applicable Treasury Regulations.

               (7) The Committee shall furnish each Participant with an explanation of the qualified preretirement survivor annuity, the Participant's right to waive such qualified preretirement survivor annuity, the requirement that the Participant's spouse consent to any such waiver, and the right to make, and the effect of, a revocation of such waiver. This explanation shall be furnished to the Participant within the applicable period with respect to a Participant, whichever of the following periods ends last: (i) the period beginning on the first day of the Plan Year in which the Participant attains age 32 years and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35 years, (ii) a reasonable period after the individual becomes a Participant, (iii) a reasonable period ending after the qualified preretirement survivor annuity is no longer fully subsidized, (iv) a reasonable period ending after section 401(a)(11) of the Code first applies to the Participant, and (v) a reasonable period after separation from service in case of a Participant who separates before attaining age 35. For purposes of applying (ii), (iii) and (iv), a reasonable period is the one-year period ending after the date the applicable event occurs and the applicable period of such events begins one year prior to the occurrence of the enumerated events. For purposes of applying (v), the applicable period means the period beginning one year before the separation from service and ending one year after such separation.

          (d) Provision of Annuity Benefits Through Commercial Annuity. The Plan may provide the annuity and qualified preretirement survivor annuity benefits provided under this Article 12.6 through the purchase of an annuity contract which provides such benefits and which is owned by the Plan or distributed to the Participant, provided that such contract shall provide for the notice, election and consent provisions applicable to such benefits which are set forth in this Article 12.6 and Sections 401(a)(11) and 417 of the Code.

     12.7 Direct Rollover of Eligible Rollover Distributions.

          A. This section 12.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section 12.7, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          B. Definitions.

               (1) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (2) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributors Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or retirement annuity.

               (3) Distributed A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

               (4) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     12.8 Waiver of 30-day Notice Requirement. This section 12.8 applies to distributions made on and after January 1, 1994. Except for section 12.3 of the Plan, notwithstanding any other provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section 12.8 A Distributee may elect to waive the 30 day notice period with respect to any distribution from the Plan to which sections 401(a)(11) and 417 of the Code do not apply and such distribution may commence less than 30 days after the notice required under Regulation 1.411(a)-11(c) is given, provided that:

          A. The Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether to elect a distribution (and, if applicable, a particular distribution option), and

          B. The Participant, after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE 13
                                      LOANS

     13.1 Requirements. Effective as of October 19, 1989, and upon written application, the Committee may direct the Trustee to make a loan or loans to a Participant or a former Participant or beneficiary who is a "party in interest" within the meaning of Section 3(14) of ERISA and who has not received the entire amount of his or her vested benefit, in accordance with the following rules:

          (a) The principal amount of a loan shall not exceed the lesser of either paragraph (1) or (2) below:

               (1) $50,000, reduced by the Participant's highest outstanding loan balance during the one (1) year period ending on the day before the day on which the current loan is made. For purposes of determining the Participant's highest outstanding loan balance, all loans made to the Participant from the Plan and any other qualified plan maintained by the Company or a Related Company shall be aggregated.

               (2) 50% of the Participant's vested interest in his Accounts, reduced in either case by the current outstanding balance of all other loans to the Participant from the Plan and any other qualified plan maintained by the Company or a Related Company.

          (b) Loans shall be made available to all Participants on a reasonably equivalent basis.

          (c) Loans must be secured by the Participant's vested interest in his Accounts.

          (d) Loans must be evidenced by the borrowing Participant's promissory note for a fixed term not to exceed five (5) years unless the proceeds of the loan are used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant, in which case such loan must be required to be repaid within ten (10) years (thirty (30) years for principal residence loans made prior to June 1, 1990). Loans for the acquisition of the Participant's principal residence are referred to herein as Residence Loans and all other loans are to be referred to as General Loans.

          (e) A loan shall bear a reasonable rate of interest and require regular, periodic repayment through substantially level amortization and payments not less frequently than quarterly over the life of the loan.

          (f) A loan shall not be made if such loan would constitute a prohibited transaction under the applicable sections of ERISA and the Code, and the regulations promulgated thereunder.

          (g) Effective September 1, 1991, a Participant may not have more than two loans outstanding from the Plan at any time.

          (h) Loans shall be for the minimum amount of Five Hundred Dollars ($500.00).

          (i) Loans may be prepaid in full without penalty. No partial payment is permitted.

          (j) Repayment of all loans shall be through payroll deduction, unless the Participant is on an unpaid leave of absence or on disability leave or has terminated employment with the Employer, in which case repayment of the loan may be made by personal check. A Participant may not terminate his payroll deduction authorization. All loans made on or after June 15, 1995 shall be due and payable in full upon termination of employment. Loans prior to June 15, 1995 may continue to be repaid in accordance with the terms of such loans.

          (k) Loans may be immediately due and payable, in the sole discretion of the Committee, if the Participant fails to make any installment payment when due.

          (l) In the event of default by a Participant, such Participant's Accounts may be offset by the outstanding loan balance at the time the Participant becomes entitled to a distribution from the Plan.

          (m) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

          (n) Loans must be made in accordance with such other guidelines and policies as shall be adopted from time to time by the Committee which, upon adoption, shall constitute part of the Plan and which shall include such provisions as may be required by final regulations promulgated by the Department of Labor.

     13.2 Source of Funds. Application of Payments. The principal borrowed by the Participant shall be funded first from the Participant's Voluntary Account, then from the Participant's Rollover Account, then from the Participant's Company Contribution Account, then from the Participant's Profit Sharing Account, then from the

Participant's Matching Account, and then from the Participant's 401 (k) Account. No loans may be funded from a Participant's Profit Sharing Account or Matching Account, unless the total amounts credited to such Accounts are one hundred percent (100%) vested. Such loan shall be withdrawn pro rata from the investment funds in which the Participant has invested his Accounts, and all interest and principal payments on such loans shall be deposited in the investment funds in which the Participant is investing his or her 401(k) in effect at the time of such deposit, or in such other investment fund as the Committee may specify from time to time. All outstanding loans shall be considered a directed investment of the Participant and any interest shall be credited only to the Participant's Account.

                                   ARTICLE 14
                     IN-SERVICE WITHDRAWALS BY PARTICIPANTS

     14.1 Withdrawals for Financial Hardship.

          (a) Upon written consent of the Committee, a Participant may withdraw an amount up to one hundred percent (100%) of the vested account balance credited to his Accounts (as of the last Valuation Date for which valuation is available at the time of such financial hardship withdrawal, less subsequent distributions and outstanding loans) as may be required to meet urgent and heavy financial needs of the Participant, provided that the entire amount requested by the Participant is not reasonably available from other resources of the Participant. Notwithstanding the foregoing:

               (i) No earnings credited to the Participant's 401(k) Account after December 31, 1988, may be withdrawn; and

               (ii) No terminated Participant shall be eligible for a financial hardship withdrawal.

          (b) A financial hardship distribution will be made only for one of the following reasons:

               (i) Expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or dependents of the Participant (as defined in section 152 of the Code) or necessary for such persons to obtain medical care described in section 213(d) of the Code;

               (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

               (iii) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education of the Participant, his spouse, children or dependents (as defined in section 152 of the Code);

               (iv) Payments necessary to prevent the Participant's eviction from his principal residence or foreclosure on mortgage of the Participant's principal residence; or

               (v) Such other reason as the Secretary of the Treasury may prescribe.

          (c) The amount of the withdrawal must not exceed the amount required to relieve the financial need created by the hardship (including any amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the withdrawal) after taking into account other resources that are reasonably available to the Participant for this purpose.

          (d) Amounts attributable to Matching Contributions and qualified non-elective contributions that are used pursuant to Section 3.7(c)(4) of the Plan to determine the Participant's Deferral Percentage for any Plan Year may not be withdrawn on account of financial hardship.

          (e) No earnings credited to a Participant's 401(k) Account after December 31, 1988, may be withdrawn.

          (f) If the Plan permits an annuity form of benefit subject to section 12.1(a)(3), the Participant must waive the option of receiving the portion of his vested benefits being distributed as an in-service withdrawal in the form of an annuity and his or her spouse (if applicable) must consent to the waiver and the election to receive the in-service withdrawal in the form of a lump sum payment.

          (g) The Participant must certify that the financial need cannot be relieved:

               (i) Through reimbursement or compensation by insurance or otherwise;

               (ii) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

               (iii) By discontinuing the Participant's 401(k) Contributions to the Plan; or

               (iv) By other distributions or non-taxable (at the time of the loan) loans from plans maintained by the Employer or any other Employer, or by borrowing from commercial sources on reasonable commercial terms.

          (h) Financial hardship withdrawals shall first be made from a Participant's Voluntary Account, then from the Participant's Rollover Account, then from the Participant's Company Contribution Account, then from the Participant's Profit Sharing Account, then from the Participant's Matching Account, and then from the Participant's 401(k) Account. No financial hardship withdrawals may be made from a Participant's Profit Sharing Account or Matching Account, unless the total amounts credited to such Accounts are one hundred percent (100%) vested. The amount of the financial hardship withdrawal shall be withdrawn pro rata from the investment funds in which the Participant has invested his Accounts as directed by the Participant.

     14.2 Withdrawal After Age 59-1/2. After attaining age 59-1/2 years, a Participant may withdraw such amount, up to the vested account balance credited to his Accounts, as the Participant may request. No Participant shall be permitted to make more than one withdrawal in any Plan Year pursuant to this
Article 14.2.

                                   ARTICLE 15
                                  BENEFICIARIES

     15.1 Beneficiary Designation. Subject to the provisions of Articles 15.1 and 15.3, each Participant shall have the right to designate on forms provided by the Employer a Beneficiary or Beneficiaries to receive the benefits herein provided in the event of his death, and shall have the right at any time to revoke such designation or to substitute another such Beneficiary or Beneficiaries. If a Participant has been married at the date of his death and has designated a Beneficiary or Beneficiaries other than the Participant's spouse to receive any portion of the benefits herein provided in the event of his death, such designation shall be invalid unless and until (a) the Participant's spouse consents in writing to such designation, (b) such consent acknowledges the effect of such designation, and (c) such consent is witnessed by a Notary Public or a Plan representative. Once such consent is given, it may not be revoked and the Participant may not change his beneficiary designation (except to name his spouse as the sole Beneficiary) without a new consent by the Participant's spouse, which new consent must also meet the above requirements.

     15.2 Absence of Valid Designation. If, upon the death of a Participant, former Participant or Beneficiary, there is no valid designation of Beneficiary on file with the Employer, the Committee shall designate as the Beneficiary, in order of priority: (a) The surviving spouse; (b) Surviving children, including adopted children; (c) Surviving parents; or (d) The Participant's estate; provided, however, that at all times the Committee shall have the right to designate as Beneficiary the Participant's estate irrespective of said order of priority. The determination of the Committee as to which persons, if any, qualify within the aforementioned categories shall be final and conclusive upon all persons.

     15.3 Surviving Spouse Beneficiary. Notwithstanding any other provision in the Plan, if a Participant or former Participant dies leaving a surviving spouse, and if such spouse had been married to the Participant throughout the three-month period ending on the date of the Participant's death, such surviving spouse shall be the Beneficiary for all purposes under the Plan unless the Participant previously designated another or an additional Beneficiary, and such surviving spouse consented to such designation in accordance with the provisions of Article 15.1, above.

                                   ARTICLE 16
                         DESIGNATION OF NAMED FIDUCIARY

     16.1 Plan Administrator. An administrative committee (the "Committee") which is appointed by, and hold office at the pleasure of the Board, is the named fiduciary and administrator of the Plan as provided for by ERISA and shall have the authority to manage and control the operation and administration of the Plan and to control and manage the Plan assets. The Committee shall have the authority to interpret the provisions of the Plan in its sole discretion and the Committee's interpretations shall be binding upon all persons having an interest in the Plan. The Committee shall consist of not fewer than four (4) persons, with the specific number to be as specified by the Board from time to time.

     16.2 Powers of Plan Administrator. The Committee shall have complete control of the administration of the Plan herein set forth with all powers necessary to enable it properly to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Committee shall have the power to construe the Plan and to determine all questions that shall arise hereunder, including determination of eligibility of Employees, amounts of credits, allocation of assets, method of payment, whether distributions from the Trust shall be made in cash or in kind and the assets to be distributed, and participation and benefits under the terms of this Plan. The Committee shall also establish reasonable rules and procedures which shall be applied in a uniform and nondiscriminatory manner for enrollment in the Plan and to changes by Participants on their rules of contribution and investment options. The Committee shall establish the rules and procedures by which the Committee will operate. Decisions of the Committee made in good faith upon any matter within the scope of its authority shall be final, conclusive and binding upon all persons, including Participants and their legal representatives or Beneficiaries; but the Committee shall at all times, in giving effect to its decisions, act without discrimination in favor of or against any Participant, legal representative or Beneficiary.

     16.3 Investment Managers. The Committee may appoint one or more Investment Managers to direct the investment and management of all or part of the assets of the Trust. Each Investment Manager shall have the power to manage, acquire. and dispose of the part of the assets of the Trust designated by the Committee. The Committee may revoke the appointment of any Investment Manager by giving written notice to such Investment Manager.

     16.4 Other Agents. The Committee may employ such persons or organizations to render service or perform services with respect to the responsibilities of the Committee under the Plan as the Committee determines to be necessary and appropriate. Such persons or organizations may include, without limitation, actuaries, attorneys, accountants and benefit, financial and administrative consultants.

     16.5 Fiduciaries. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     16.6 Indemnification. The Company shall indemnify and hold harmless the members of the Board, the Committee and any other Employees to whom any fiduciary responsibility with respect to the Plan is allocated or delegated, from and against any and all liabilities, costs and expenses, including attorneys' fees, incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and under ERISA, other than such liabilities, costs and expenses as may result from the bad faith or criminal acts of such persons or to the extent such indemnification is specifically prohibited by ERISA. The Company shall have the obligation to conduct the defense of such persons in any proceeding to which this Article 16.6 applies. If any member of the Board, the Committee or any Employee covered by this indemnification clause of this Article 16.6 determines that the defense of the Company is inadequate, that member shall be entitled to retain separate legal counsel for his or her defense and the Company shall be obligated to pay for all reasonable legal fees and other court costs incurred in the course of such defense unless a court of competent jurisdiction finds such person has acted in bad faith or engaged in criminal acts. The Company may satisfy its obligation under this Article 16.6 in whole or in part, through the purchase of a policy or policies of insurance, but no insurer shall have any rights against the Company arising out of this Article 16.6.

     16.7 Costs. Effective April 1, 1994, all quarterly fees associated with the administration of the Plan and the Trust may be borne by the Plan itself, except the following:

          (a) Any new loan set-up fee, loan prepayment fee or special loan processing fee that is charged to the Plan in association with processing a loan. These fees will be charged to the individual Participant for which this service is being performed; and

          (b) A maintenance fee of $100 shall be charged to any former Participants having an Account under the Plan on the July 1 following the anniversary of the Participant's termination.

                                   ARTICLE 17
                             TRUST FUND AND TRUSTEE

     Contributions made by the Employer and all other assets of the Plan shall be held in Trust in accordance with the provisions of the Trust Agreement. All benefits payable under the Plan shall be paid as provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

                                   ARTICLE 18
                            AMENDMENT AND TERMINATION

     18.1 Amendment. The Employer reserves the right at any time or times to amend the Plan by action of the Board to any extent and in any manner that the Employer may deem advisable. Upon adoption of the resolution of the Board, the Plan and Trust Agreement shall be deemed to have been amended in the manner set forth therein, and the Employer, the Trustee, and all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound thereby. By action of the Board, the Employer may delegate to the Committee the right to amend the Plan in such respects as the Employer shall deem advisable. The Employer or Committee shall notify the Trustee of any such amendment to the Plan. Such power includes the right, without limitation, to make retroactive amendments referred to in section 401(b) of the Code (as amended by section 1023 of ERISA). However, except as provided in Article 18.3, no amendment:

          (a) Shall cause or permit any part of the principal or income of the Trust to revert to the Employer or to be used for, or to be diverted to, any purpose other than the exclusive benefit of Participants and their Beneficiaries, except that

               (i) A 401(k) Contribution, made by the Employer by a mistake of fact, shall be returned to the Employer within one year after the payment of such contribution to the extent permitted by section 403(c) of ERISA. A 401(k) Contribution, or a portion thereof, returned to the Employer pursuant to this
Article 18.1 (a)(i) shall be returned to the Employee from whose Compensation the amount was withheld, as soon as administratively feasible, but in no event later than thirty (30) days after the return of such contribution to the Employer.

               (ii) If an Employer contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code or any successor provision thereto, then to the extent such contribution is disallowed, this paragraph shall not prohibit the return to the Employer of such contribution (to the extent disallowed) within one (1) year after such disallowance of the deduction. A 401(k) Contribution, or a portion thereof, returned to the Employer pursuant to this Article 18.1(a)(ii) shall be returned to the Employee from whose

Compensation the amount was withheld, as soon as administratively feasible, but in no event later than thirty (30) days after the return of such contribution to the Employer.

          (b) Shall change the duties or liabilities of the Trustee, or an Investment Manager appointed pursuant to Article 16.3 of the Plan, without its written assent to such amendment.

          (c) Shall retroactively reduce the benefits of any Participant or his Beneficiary accrued under the Plan by reason of contributions made by the Employer prior to the amendment except to the extent that such reduction is permitted by ERISA.

     18.2 Termination. The Employer has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely and that it will be able to make its contributions indefinitely, but the Employer shall be under no obligation to continue its contributions or to maintain the Plan for any given length of time and may, in its sole and absolute discretion, discontinue its contributions or terminate the Plan in whole or in part at any time without any liability whatsoever. Notwithstanding any other provisions of the Plan, in the event of the complete or partial termination of the Plan or complete discontinuance of further contributions hereunder, the full value of the Accounts of all Participants shall become fully vested and nonforfeitable.

     18.3 Employer Contributions Contingent. Notwithstanding any other provision of the Plan or Trust to the contrary, it is specifically understood that the Employer's obligation to make contributions hereunder are conditioned upon the Employer receiving an initial notification from the United States Treasury Department, Internal Revenue Service that this Plan is considered as being a qualified plan under section 401(a) of the Code and that this Trust is considered exempt from taxation under section 501(a) of the Code. If such initial notification is not received, the Employer shall, at the Employer's request, be entitled to recover from the Trustee the full amount of the then value of such respective contributions. Prior to receipt of such notification, no Participant hereunder or his legal representative or Beneficiary shall have any vested interest in or be entitled to any benefit payments based on Employer contributions made hereunder; provided, however, that upon receipt of such notification, such vested interests or entitlements shall be retroactive to the date of their occurrence in accordance with the other provisions of this Plan, and this Article 18.3 shall be of no further force or effect.

                                   ARTICLE 19
                                   ASSIGNMENTS

     The interest herein, whether vested or not, of any Participant, or Beneficiary, shall not be subject to alienation, assignment, encumbrance, attachment, garnishment, execution, sequestration or other legal or equitable process, or transferability by operation of law in event of bankruptcy, insolvency or otherwise, except security interests taken in a Participant's Account(s) for loans made to Participants pursuant to Article 13 of the Plan and qualified domestic relations orders as determined pursuant to Article 22.4 hereof.

                                   ARTICLE 20
                                CLAIMS PROCEDURE

     20.1 General Procedure. The Plan shall pay benefits to a Participant or the Participant's Beneficiary in accordance with the Participant's election, as provided in Article 12.1. If the Participant or Beneficiary believes that his benefits have been incorrectly determined, he may make a written application for benefits requesting a review of the determination previously made by the Committee.

     All such applications for review shall be submitted to the Committee at the offices of the Employer currently located at 555 River Oaks Parkway, San Jose, CA 95134 in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a death benefit, by the Beneficiary or legal representative of the deceased Participant. Each application shall be acted upon and approved or disapproved within ninety (90) days following its receipt by the Committee. In the event any application for benefits is denied, in whole or in part, the Committee shall notify the applicant in writing of such denial and of his right to a review by the Employer. Said denial shall set forth in a manner calculated to be understood by the applicant specific reasons for such denial, specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect his application, an explanation of why such material or information is necessary and an explanation of the Plan's review procedure.

     20.2 Appeal. Any person, or his duly authorized representative, whose application for benefits is denied in whole or in part, or who believes that his benefits have been incorrectly determined, may appeal from such denial to the Employer for a review of the decision by submitting to the Employer within sixty
(60) days after receiving written notice from the Committee of the denial of his claims a written statement:

          (a) Requesting a review of his application for benefits by the Employer;

          (b) Setting forth all of the grounds upon which his request for review is based and any facts in support thereof; and

          (c) Setting forth any issues or comments which the applicant deems pertinent to this application.

     20.3 Appointment of Review Committee. Upon receipt of an application for review submitted in accordance with Article 20.2, the Employer shall appoint an independent review committee composed of not fewer than 3 individuals who did not participate in the Committee's original determination. The review committee shall act upon such application within 60 days after the receipt by the Employer of the applicant's request for review.

     20.4 Procedure of Review Committee to Review Appeals.

          (a) The review committee shall make a full and fair review of each such application and any written materials submitted by the applicant in connection therewith and may require the Committee or the applicant to submit such additional facts, documents or other evidence as the review committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the review committee shall make a determination of the applicant's eligibility for benefits under the Plan. The decision of the review committee on any application for benefits shall be final and conclusive upon all persons if supported by substantial evidence in the record.

          (b) In the event the review committee denies an application in whole or in part, the review committee shall give written notice of its decision to the applicant setting forth in a manner calculated to be understood by the applicant the specific reasons for such denial and the specific references to the pertinent Plan provisions on which the review committee decision was based.

                                   ARTICLE 21
                              TOP HEAVY PROVISIONS

     21.1 Top Heavy Determination. The Plan will be considered a Top Heavy Plan for the Plan Year if as of the last day of the preceding Plan Year, (or in the case of the first Plan Year of the Plan, the last day of such Plan Year) (1) the value of the sum of the Accounts of Key Employees (as defined in Article 21.5) exceeds 60% of the value of the sum of the Accounts of all Participants and certain former participants in the Plan (the "60% Test") or (2) the Plan is part of a Required Aggregation Group (within the meaning of section 416(g) of the Internal Revenue Code) and the Required Aggregation Group is a Top Heavy Group.

     In determining the value of Accounts of the Participants for purposes of the 60% Test, any distributions made with respect to an Employee under the Plan during the five year period ending on the determination date or any distributions under a terminated plan which if it had not been terminated would have been part of a Required Aggregation Group, shall be taken into account. In determining the value of Accounts of Participants for purposes of the 60% Test, any contributions to the Plan made pursuant to Article 4 initiated by an Employee and not made from a plan maintained by the Employer shall not, except to the extent provided by Treasury Regulations promulgated under section 416(g)(4)(A) of the Code, be taken into account. (Amended effective 1/1/89, Third Amendment) A Participant's Accounts for purposes of applying the 60% Test shall be measured as of the most recent Valuation Date occurring within a 12-month period ending on the determination date, and an adjustment in the amount of any contributions actually made after the Valuation Date but on or before the determination date. In the first Plan Year, such adjustment shall also include the amount of any contributions made after the determination date that are allocated as of a date in the first Plan Year. An individual's Accounts shall not be taken into consideration for the purposes of applying the 60% Test if either (i) that individual was a Non-Key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan prior to a Plan Year in which the individual was a Non-Key Employee, or (ii) that individual has not performed any services for the Employer at any time during the 5-year period ending on the determination date. Notwithstanding the results of the 60% Test, the Plan shall not be considered a Top Heavy Plan for any Plan Year in which the Plan is a part of a Required Aggregation Group or permissive aggregation group (within the meaning of section 416(g) of the Internal Revenue Code) which is not a Top Heavy Group.

     21.2 Required Aggregation Group. "Required Aggregation Group" shall mean each plan of the Employer which has a Key Employee as a Participant and any other Employer plan (including a terminated plan of the Employer to the extent required by validly issued Treasury regulations) which enables a plan of the Employer in which a Key Employee is a participant to meet the requirements of section 401(a)(4) or 410 of the Code. In applying the 60% Test to two or more plans, the 60% Test is applied to each plan and then the plans are aggregated by adding together the results as of each plan's determination date which falls within the same calendar year.

     21.3 Top Heavy Group. "Top Heavy Group" shall mean any aggregation group whether or not a Required Aggregation Group, which meets the 60% Test. In applying the 60% Test to two or more plans, the 60% Test is applied to each plan and then the plans are aggregated by adding together the results as of each plan's determination date which falls within the same calendar year.

     21.4 Minimum Contribution for Top Heavy Plan. For any Plan Year in which the Plan is a Top Heavy Plan, an amount shall be credited to the 401(k) Account of each Employee who is not a Key Employee and who is eligible to share in this special minimum contribution for a Top Heavy Plan pursuant to paragraph (c) below which is equal to:

          (a) the lesser of:

               (i) the amount of the 401 (k) Contributions expressed as a percentage of Compensation which is credited to the Accounts with respect to such Plan Year of the Key Employee having the highest such percentage, or

               (ii) 3% of Compensation,

          (b) reduced by the amount of the 401 (k) Contributions, Company Contributions. Profit Sharing Contributions, and Matching Contributions, if any, otherwise credited to the Accounts of each Employee who is not a Key Employee for such Plan Year.

          (c) All Participants who are not Key Employees and who have not separated from service prior to the last day of the Plan Year are eligible to share in this special minimum contribution for a Top Heavy Plan described in this Article 21.4.

     21.5 Key Employees.

          (a) The term "Key Employee" shall mean an Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

               (1) an officer of the Company having an annual compensation greater than fifty percent (50%) of the maximum dollar amount as set forth in Code section 415(b)(1)(A) (or such greater amount as may be permitted pursuant to regulations issued under Code section 415(d)(1)) for any such Plan Year;

               (2) one of ten Employees having annual compensation from the Company of more than the maximum dollar amount set forth in Code section 415(b)(1)(A) and owning (or considered as owning within the meaning of Code section 318), the largest interests in the Company;

               (3) a five percent (5%) owner of the Company; or

               (4) a one percent (1%) owner of the Company, having an annual compensation from the Company of more than $150,000.

          (b) For purposes of (a)(1) above, no more than fifty (50) Employees (or, if fewer, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. For purposes of paragraph a)(2) above, if two Employees have the same interest in the Company, the Employee having the greater Compensation from the Company shall be treated as having a larger interest.

          (c) For purposes of this definition:

               (1) "5% owner" shall mean, in the case of a corporation, any person who owns (or who is considered as owning within the meaning of Code section 318) more than 5% of the outstanding stock of the corporation or stock possessing more than 5% of the total combined voting power of all stock of the corporation and in case the Company is not a corporation, any person who owns more than 5% of the capital or profits interest in the Company; and

               (2) a "1% owner" is any person who would be described in subparagraph (c)(1), above, if "1%" were substituted for "5%" each place it appears therein.

          (d) For purposes of paragraphs (a)(2) and (c) above, the rules of Code section 318 shall be modified as set forth in Code section 416(i)(1)(B)(iii).

          (e) A Key Employee shall also include the Beneficiary of a Key
Employee.

          (f) A Key Employee shall include an individual who is either currently or was formerly employed by the Company who meets the definition set forth in paragraph (a) above.

     21.6 Non-Key Employee. "Non-Key Employee" shall mean any Employee who is not a Key Employee.

     21.7 Top Heavy Vesting.

          (a) In any Plan Year in which the Plan is a Top Heavy Plan, the Accounts of a Participant shall vest in accordance with the following Top Heavy Vesting Schedule, except to the extent the regular vesting schedule set forth in
Article 10 provides for a rate of vesting which is as rapid as or more rapid than the Top Heavy Vesting Schedule selected in this Article 21.7.

         Year of Service for            Percentage
         Vesting Purposes               Vested
         -------------------            ----------
         less than 2                        0%
                  2                         20%
                  3                         40%
                  4                         60%
                  5                         80%
                  6                         100%

          (b) For the purposes of determining a Participant's Years of Service applicable to the Top Heavy Vesting Schedule set forth in Article 21.7(a), all of the Participant's service with the Employer shall be taken into account.

          (c) If the Plan becomes a Top Heavy Plan and subsequently ceases to be such, the Top Heavy Vesting Schedule set forth in Article 21.7(a) shall continue to apply in determining the vested percentage of the Matching Account for any Participant who had at least three Years of Service as of the last Plan Year in which the Plan was a Top Heavy Plan.

                                   ARTICLE 22
                                  MISCELLANEOUS

     22.1 No Employment Relationship Established by Plan. The adoption and maintenance of the Plan and Trust shall not be deemed to be a contract between the Employer and any Employee. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee in its employ at any time, nor shall it be deemed to give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate his employment at any time.

     22.2 Trustee to Trustee Transfer. Plan Merger or Consolidation.

          (a) Effective October 1, 1994, the Committee may direct the Trustee to effect a trustee-to-trustee transfer of the assets and liabilities attributable to a Participant's Account, including any promissory note evidencing an outstanding loan made to the participant pursuant to the terms of the Plan, to another plan provided such transfer is requested by the Participant. No such transfer shall be made unless immediately after such transfer, the Participant's benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the participant would have been entitled to had this Plan been terminated immediately before such transfer. The Committee may also request appropriate indemnification from the employer or employers maintaining the transferee plan before making such a transfer.

          (b) In no event shall this Plan be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan to any other plan, unless immediately after such merger, consolidation or transfer, each Participant's benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation, or transfer.

          (c) If the Employer merges or consolidates with or into a corporation, or if substantially all of the assets of the Employer shall be transferred to a corporation, the Plan hereby created shall terminate on the effective date of such merger, consolidation or transfer. However, if the surviving corporation resulting from such merger or consolidation, or the corporation to which the assets have been transferred, adopts this Plan, the Plan shall continue and said corporation shall succeed to all rights, powers and duties of the Employer hereunder. The employment of any Employee who is continued in the employ of such successor corporation shall not be deemed to have been terminated for any purpose hereunder.

     22.3 Section 415 Limits on Allocations.

          (a) Notwithstanding anything in this Plan to the contrary, in accordance with the requirements of section 415 of the Code, no contribution to the Plan shall knowingly be made and no amount allocated to the Participant's 401 (k) Account, Matching Account or Company Contribution Account and Profit Sharing Account if such contribution or allocation would cause the Annual Addition to the Participant's Accounts for a Plan Year to exceed the lesser of:
(1) 25% of the Participant's Compensation from the Employer for such Plan Year, or (2) the Defined Contribution Dollar Limitation.

          (b) For purposes of this Article 22.3, the following definitions and rules shall apply:

               (1) "Annual Addition" shall mean for any Plan Year the sum of:

                    (A) Employer contributions (including 401(k) Contributions) allocated to a Participant's Accounts, (B) forfeitures allocated to a Participant's Account, and (C) Employee contributions (not including Rollover Contributions), and (D) amounts described in section 415(1)(1) and 419A(d)(2) of the Code.

               (2) "Defined Contribution Dollar Limitation" shall mean $30,000 or, if greater, one-fourth of the defined benefit limitation set forth in section 415(b)(i) of the Code in effect for such Plan Year.

               (3) If the Employer is contributing to another defined contribution plan, as defined in section 414(i) of the Code, for Employees of the Employer, some or all of whom may be Participants of this Plan, then any such Participant's Annual Addition in such other plan shall be aggregated with such Participant's Annual Addition derived from this Plan for purposes of the limitation in this Article 22.3(a).

          (c) If a Participant in this Plan is also a participant in a defined benefit plan, as defined in section 414(j) of the Code, to which contributions are made by the Employer, then in addition to the limitation contained in
Article 22.3(a), for any Plan Year the sum of his defined benefit plan fraction (as defined by section 415(e)(2) of the Code) for all such plans and his defined contribution plan fraction (as defined by section 415(e)(3) of the Code) for all such plans for such Plan Year shall not exceed 1.0.

          (d) In order to implement the limitations set forth in Articles 22.3(a) and 22.3(b), the aggregate of the Annual Additions to this Plan and the Annual Addition to any other defined contribution plan shall be limited or reduced until the applicable limitation is satisfied, by limiting or reducing the aggregate amount as follows:

               (1) Refund of any voluntary contributions made by the Participant to any other defined contribution plan which would be aggregated with the Annual Additions to the Plan;

               (2) To the extent permitted by regulations promulgated by the Secretary of the Treasury, refund of the Participant's 401(k) Contributions and earnings thereon.

               (3) Reduction in the Participant's 401(k) Contributions and earnings thereon for the Plan Year in which the excess arises. Such reduction shall be held in a separate suspense account, which shall be unadjusted for income or loss, and shall serve to reduce 401(k) Contributions to the Participant's 401(k) Account in the next Plan Year and in succeeding Plan Years until the suspense account is exhausted.

               (4) Reduction in the Participant's allocation of Company Contributions and Profit Sharing Contributions, if any, for the Plan Year in which the excess arises. Such reduction shall be credited to a separate suspense account, which shall be unadjusted for income or loss, and shall serve to reduce Company Contributions and Profit Sharing Contributions to the Plan in the next Plan Year and in succeeding Plan Years, as necessary, until the suspense account is exhausted. The Employer shall make no further Company Contributions and Profit Sharing Contributions under the Plan until such suspense account is exhausted. Upon the termination of the Plan, the balance credited to such suspense account shall be repaid to the Employer.

               (5) Reduction in the Participant's allocation of Matching Contributions for the Plan Year in which the excess arises. Such reduction shall be held in a separate suspense account, which shall be unadjusted for income or loss, and shall serve to reduce Matching Contributions to the Plan in the next Plan Year and succeeding Plan Years until the suspense account is exhausted. The Employer shall make no further Matching Contributions under the Plan until such suspense account is exhausted. Upon the termination of the Plan, the balance credited to such suspense account shall be repaid to the Employer.

     22.4 Qualified Domestic Relations Orders.

          (a) In accordance with section 414(p) of the Code, section 206(d)(3) of ERISA, and any regulations promulgated thereunder, the Committee shall establish reasonable written procedures to determine the qualified status of domestic relations orders received with respect to Participants and to administer distributions to alternate payees under such qualified domestic relations orders.

          (b) Notwithstanding any provision in the Plan to the contrary, and in accordance with reasonable procedures applied in a uniform and nondiscriminatory manner, the Committee shall direct the Trustee to make a payment as soon as administratively feasible to an alternate payee pursuant to the terms of a qualified domestic relations order received with respect to a Participant, regardless of whether such Participant has terminated employment with the Company; provided, however, that if the amount of such payment exceeds $3,500 (and at the time of any prior distribution had not exceeded $3.500), the payment shall not be made without the written consent of the alternate payee.

          (c) Any payment to an alternate payee, or to his legal representative or beneficiary, pursuant to the terms of a qualified domestic relations order shall be in full satisfaction of all claims under such order against the Employer, the Committee, or the Trustee, as the case may be, any of whom may require such alternate payee, or his legal representative or beneficiary, to execute a receipt therefor in such form as shall be determined by the Employer, the Committee, or the Trustee, as the case may be.

     22.5 Notices. All notices, statements and other communications from the Trustee, the Employer or the Committee to an Employee, Participant, legal representative or designated Beneficiary required or permitted hereunder shall be deemed to have been duly given, furnished, delivered or transmitted, as the case may be, when delivered to (or when mailed by first-class mail, postage prepaid and addressed to) the Employee, Participant or Beneficiary at his address last appearing on the books of the Employer.

     22.6 Severability. If any provision of this Plan shall be held by a court of competent Jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

     IN WITNESS WHEREOF, Cadence Design Systems, Inc. adopts this Plan effective as of the date set forth above.

CADENCE DESIGN SYSTEMS, INC.



Dated:  ________________________________    By:  ______________________________